                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         STONE & WEBSTER, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                STONE & WEBSTER, INCORPORATED

LOGO
                                      245 Summer Street

                                 Boston, Massachusetts 02210

                                                                  March 31, 1998

Dear SHAREHOLDER:

     We cordially invite our Shareholders to attend the 1998 Annual Meeting of Shareholders of Stone & Webster, Incorporated which will be held at the Stone & Webster Building at 245 Summer Street, Boston, Massachusetts on Thursday, May 14, 1998, at 2:00 P.M. We ask Shareholders who plan to attend the Annual Meeting to mark the appropriate box on the enclosed proxy card.

     As more fully described in the accompanying Proxy Statement, the Board of Directors recommends that you vote FOR the election of Directors, FOR the proposal to approve the Annual Incentive Compensation Plan, FOR the proposal to approve the Long-Term Incentive Compensation Plan of the Corporation, and FOR the ratification of the selection of independent accountants.

     It is important that your shares be represented at the meeting whether or not you are personally present. Accordingly, we ask that you sign, date and mail the enclosed proxy promptly.

     As in past years, members of management will review the performance and prospects of the Corporation and will be available to answer questions during and after the meeting.

                                          Sincerely,

                                          /s/ H. Kerner Smith
                                          H. KERNER SMITH
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                         STONE & WEBSTER, INCORPORATED
                               245 Summer Street
                          Boston, Massachusetts 02210

                            ------------------------

                               NOTICE OF MEETING
                            ------------------------

                                                                  March 31, 1998

To the Shareholders of
STONE & WEBSTER, INCORPORATED:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of Stone & Webster, Incorporated (the Corporation) will be held at the Corporation's principal executive offices, the Stone & Webster Building at 245 Summer Street, Boston, Massachusetts, on Thursday, May 14, 1998, at 2:00 P.M., Boston time, for the purpose of considering and acting upon the following:

1. The election of three Directors for a term of three years and until their successors are duly elected and qualified.

2. The approval of the Annual Incentive Compensation Plan of the Corporation, as described in the Corporation's Proxy Statement for the Meeting.

3. The approval of the Long-Term Incentive Compensation Plan of the Corporation, as described in the Corporation's Proxy Statement for the Meeting.

4. The ratification of the selection by the Corporation's Board of Directors of the firm of Coopers & Lybrand L.L.P., independent accountants, as auditor of the Corporation and its subsidiaries for the year 1998.

5. Any and all other business that may properly come before the meeting.

     Only Shareholders of record at the close of business on March 16, 1998 will be entitled to vote at the meeting or any adjournment or postponement thereof.

     IF YOU WILL NOT BE PRESENT IN PERSON AT THE MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY AND TO RETURN IT PROMPTLY.

                                           By order of the Board of Directors,
                                                      JAMES P. JONES
                                              Vice President, Secretary and
                                                     General Counsel

                         STONE & WEBSTER, INCORPORATED
                               245 Summer Street
                          Boston, Massachusetts 02210

                                PROXY STATEMENT

     The following information is furnished to each shareholder (the Shareholder) of Stone & Webster, Incorporated (the Corporation) in connection with the foregoing notice of the 1998 Annual Meeting of the Shareholders of the Corporation (the Annual Meeting) to be held on Thursday, May 14, 1998, and the enclosed proxy for use at the Annual Meeting and any adjournments or postponements thereof. This Proxy Statement and the form of the proxy are being mailed to Shareholders commencing on or about March 31, 1998.

     The enclosed proxy is being solicited by and on behalf of the Board of Directors of the Corporation. A proxy executed on the enclosed form may be revoked by the Shareholder at any time before the shares are voted by filing with the Secretary of the Corporation an instrument revoking such proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and electing to vote in person. If a Shareholder is a participant in the Corporation's Dividend Reinvestment Plan, the proxy represents the shares in the Shareholder's plan account in addition to the shares registered in the Shareholder's name. If the Shareholder is a participant in the Employee Investment Plan, Employee Stock Ownership Plan or Payroll-based Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries, the proxy will constitute voting instructions to the trustees under those plans directing how the shares in the participant's accounts in the plans are to be voted. The shares of the Corporation's Common Stock represented by all proxies which are received by the Corporation, or voting instructions received by the trustees under the plans, will be voted as specified. If no specification is made, the shares represented thereby will be voted:

        (1) FOR the election of the Board's nominees as Directors;

        (2) FOR the proposal to approve the Annual Incentive Compensation Plan of the Corporation;

        (3) FOR the proposal to approve the Long-Term Incentive Compensation Plan of the Corporation; and

        (4) FOR the ratification of the selection of Coopers & Lybrand L.L.P., independent accountants, as auditor of the Corporation and its subsidiaries for the year 1998.

CONFIDENTIALITY; VOTING

     The Board of Directors has adopted a policy of confidentiality regarding the voting of shares by Shareholders. Under this policy, all Shareholder votes by proxy or ballot will be kept permanently confidential and will not be disclosed to the Corporation or third parties unless disclosure is required by law or the Shareholder consents to or requests disclosure, or in the case of a contested election or other matter, where the contesting proponent does not agree in writing to comply with the same policy. Voting instructions given to the trustees by a participant in the Employee Investment Plan, Employee Stock Ownership Plan or Payroll-based Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries will be mailed directly to the trustees (or their representatives) and will be kept permanently confidential and will not be disclosed to the Corporation or third parties unless disclosure is required by law or the participant consents to or requests disclosure.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Corporation to act as inspectors of election for the meeting. The inspectors of election will treat shares of Common Stock represented by proxies that specify abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, abstentions will be treated as negative votes for purposes of determining the outcome of any matter submitted to Shareholders which requires the approval of a majority of votes entitled to be cast on such matters.

     The inspectors of election will treat shares represented by proxies for shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and which the broker or nominee does not have discretionary power to vote on a particular matter (sometimes referred to as "broker non-votes") as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for the purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The expenses in connection with the solicitation of proxies, including the cost of preparing, assembling and mailing proxy material, and also the payment or reimbursement of charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding the Corporation's proxy material to beneficial owners, will be borne by the Corporation. In addition to solicitations by mail, some of the officers and regular employees of the Corporation and its subsidiaries may solicit proxies personally or by telephone, facsimile or telegraph. The Corporation has also retained D. F. King & Co., Inc. to assist in the solicitation of proxies by the methods referred to above at an estimated cost of $10,000 plus out-of-pocket expenses.

SHARE OWNERSHIP

     The Corporation had outstanding, as of March 16, 1998, 12,788,616 shares of Common Stock (excluding 4,942,872 shares held in the treasury), each share of which is entitled to one vote. Only Shareholders of record at the close of business on March 16, 1998 will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof.

     As of March 16, 1998, the institutional trustees under the following employee benefit plans held of record more than 5% of the outstanding Common Stock of the Corporation:

          The Employee Investment Plan of Stone & Webster, Incorporated and Participating Subsidiaries (the Employee Investment Plan) -- 1,471,205 shares (approximately 11.5%), with an address in care of the Corporation at 245 Summer Street, Boston, MA 02210

                                      and

          The Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries (ESOP) (including PAYSOP shares referred to below) -- 2,572,334 shares (approximately 20.1%), with an address in care of the Corporation at 245 Summer Street, Boston, MA 02210.

     The Committee under the Employee Investment Plan (the Plan Committee) may be considered a beneficial owner of the shares held under the Employee Investment Plan by reason of the definition of beneficial ownership contained in Rule 13d-3 of the Securities and Exchange Commission (the Commission) promulgated under the Securities Exchange Act of 1934, as amended (the Exchange
Act). The Employee Investment Plan provides that shares allocated to the investment accounts of participants will be voted as the participants direct, and shares as to which participants have not given directions will be voted in accordance with the direction of the Plan Committee. To the extent that the Plan Committee shares voting power as aforesaid, the Plan Committee may be considered a beneficial owner under the Commission definition. The Plan Committee is presently composed of Donna F. Bethell, Chairman, J. Angus McKee, H. Kerner Smith, Edward J. Walsh, and Peter M. Wood, a majority of whom are non-employee Directors of the Corporation and each of whom has a mailing address at the Corporation. Pursuant to the ESOP, shares allocated to the accounts of participants are voted as the participants direct, and allocated shares as to which participants have not given directions and all unallocated shares are voted in the proportions the allocated shares are voted by the participants. Shares held under the ESOP may not be transferred by the trustee of that plan, other than to meet distribution requirements of the ESOP or in connection with a statutory reclassification of the Corporation's Common Stock or a statutory merger, consolidation or sale of assets or in certain limited circumstances, upon the direction of the participants.

     As of March 16, 1998, the Payroll-based Employee Stock Ownership Plan (PAYSOP) trust (which was merged into, but held in a separate account within, the ESOP trust effective as of January 1, 1995) held 66,118 shares (approximately 0.5%) of Common Stock. Shares allocated to the accounts of participants from the PAYSOP are voted as the participants direct, and allocated shares as to which no participant directions are given will not be voted.

     In addition to the foregoing, the following table sets forth information concerning beneficial owners of more than 5% of the outstanding Common Stock of the Corporation:

                                                            PERCENTAGE OF
                                               NUMBER OF     OUTSTANDING
              NAME AND ADDRESS                  SHARES      COMMON STOCK
              ----------------                 ---------    -------------
Frank J. A. Cilluffo(1)......................    721,871         5.6%
Cilluffo Associates, L.P.
160 Broadway, East Building
New York, New York 10038
FMR Corp.(2).................................  1,667,600        13.0%
82 Devonshire Street
Boston, Massachusetts 02109

---------------
(1) Frank J. A. Cilluffo, a Director of the Corporation, reporting for himself and Cilluffo Associates, L.P., Zenith Associates, L.P., Frank and Irja Cilluffo Foundation, and Edward C. Meyer, has furnished information to the Corporation which disclosed that as of March 16, 1998, such individuals and entities beneficially owned, taken together, 721,871 shares. Mr. Cilluffo disclaims beneficial ownership of the 615,200 shares held by Cilluffo Associates, L.P. and the 105,800 shares held by Zenith Associates, L.P. except to the extent of his pecuniary interest in the securities. He also disclaims beneficial ownership of 10,000 shares held by the Frank and Irja Cilluffo Foundation which are not included in the total above. Mr. Cilluffo also has options to purchase 4,000 shares issued under the Corporation's 1995 Stock Option Plan which are currently exercisable.

(2) FMR Corp., reporting for itself, and Edward C. Johnson 3d and Abigail P. Johnson have furnished information to the Corporation which disclosed that as of December 31, 1997 they and affiliated entities exercised investment discretion with respect to 1,667,600 shares which were owned by their accounts and investment advisory clients.

     To the knowledge of the Corporation, as of March 16, 1998 no other person beneficially owned more than 5% of the outstanding Common Stock of the Corporation.

                            I. ELECTION OF DIRECTORS

                               (PROXY ITEM NO. 1)

     In accordance with the Corporation's By-Laws, the Board of Directors will consist of ten members and is divided into three classes. The three Directors to be elected at this Annual Meeting will be elected to serve until the 2001 Annual Meeting of the Shareholders, and until their successors are duly elected and qualified. The vote of a majority of all votes entitled to be cast at the Annual Meeting shall be sufficient to elect a Director. The Board recommends that Shareholders vote FOR each of the nominees listed below. It is intended that proxies and voting instructions which are executed without specification (other than broker non-votes) will be voted for the election of the nominees listed below, all of whom are now Directors of the Corporation:

          FRANK J. A. CILLUFFO, DAVID N. McCAMMON, AND J. ANGUS MCKEE

     Edward J. Walsh, who is currently a Director and an Executive Vice President of the Corporation, will not stand for reelection as a Director when his term expires in May 1998.

     Certain information, as reported to the Corporation, respecting such persons and other persons whose term of office as Director will continue after the Annual Meeting, and information relating to the beneficial ownership of Common Stock of the Corporation of other Named Executives (as hereinafter defined) who are not Directors of the Corporation, is set forth below:

                                                                                       SHARES OF
                                                                                      COMMON STOCK
                                                                                         OF THE
                                                                                      CORPORATION
                                                                                      BENEFICIALLY
                                         BUSINESS EXPERIENCE                            OWNED ON
   DIRECTORS AND NOMINEES             FOR THE PAST FIVE YEARS,            DIRECTOR     MARCH 16,
   AND EXECUTIVE OFFICERS             AGE AND OTHER INFORMATION            SINCE        1998(A)
-----------------------------  ---------------------------------------    --------    ------------
NOMINEES FOR TERMS EXPIRING IN 2001
Frank J. A. Cilluffo.........  Managing Partner, Cilluffo Associates,       1994        721,871(B)(C)
                               L.P. (Private investment partnership)
                                 (54). Also Director of GRC
                                 International, Inc.
David N. McCammon............  Retired Vice President-Finance, Ford         1996          1,658(B)
                               Motor Company (Automobile
                                 manufacturing) (63). Also Director of
                                 McDonald & Co. Investments Inc. and
                                 Pulte Corporation.
J. Angus McKee...............  Chairman, Gulfstream Resources Canada        1984          2,050(B)
                                 Ltd. (Oil and gas) (62).

DIRECTORS WHOSE TERMS EXPIRE IN 1999

John P. Merrill, Jr..........  Chairman, Merrill International, Ltd.        1996          3,576(B)
                                 (International project development)
                                 President of Wing-Merrill Group from
                                 1991 to 1993 (54).
Bernard W. Reznicek..........  National Director-Utility Marketing,         1995          3,374(B)
                               Central States Indemnity Co. of Omaha;
                                 former Chairman, President and Chief
                                 Executive Officer, Boston Edison
                                 Company. (Insurance; Public
                                 utilities) (61). Also Director of
                                 State Street Corporation, CSG Systems
                                 International, CalEnergy Company and
                                 Guarantee Life Company.
Peter M. Wood................  Former Managing Director, J.P. Morgan &      1996          1,776(B)
                                 Co. Incorporated (Finance) (59). Also
                                 Director of Middlesex Mutual
                                 Assurance Company and Payless
                                 Cashways, Inc.

                                                                                       SHARES OF
                                                                                      COMMON STOCK
                                                                                         OF THE
                                                                                      CORPORATION
                                                                                      BENEFICIALLY
                                         BUSINESS EXPERIENCE                            OWNED ON
   DIRECTORS AND NOMINEES             FOR THE PAST FIVE YEARS,            DIRECTOR     MARCH 16,
   AND EXECUTIVE OFFICERS             AGE AND OTHER INFORMATION            SINCE        1998(A)
-----------------------------  ---------------------------------------    --------    ------------
DIRECTORS WHOSE TERMS EXPIRE IN 2000

Donna F. Bethell.............  President and Chief Executive Officer,       1994            971(B)
                                 Radiance Services Company
                                 (Microelectronics cleaning
                                 technology) (49).
Kent F. Hansen...............  Lead Director of the Board of the            1988          2,071(B)
                                 Corporation. Professor of Nuclear
                                 Engineering, Massachusetts Institute
                                 of Technology (Education) (66). Also
                                 Director of EG&G, Inc.
Elvin R. Heiberg III.........  President, Heiberg Associates, Inc.          1994            971(B)
                               Retired Chief of Engineers, U.S. Army
                                 Corps of Engineers (Engineering
                                 Consulting) (66).
H. Kerner Smith..............  Chairman of the Board, President and         1996          9,132(D)(E)
                                 Chief Executive Officer of the
                                 Corporation. Former Managing Director
                                 of Deutsche Babcock AG and President
                                 and Chief Executive Officer of
                                 Deutsche Babcock Technologies, Inc.,
                                 and former President and Chief
                                 Executive Officer of Riley
                                 Consolidated, Inc. (53).

OTHER NAMED EXECUTIVE OFFICERS OF THE CORPORATION WHO ARE NOT CONTINUING AS DIRECTORS OR NOMINEES
Edward J. Walsh..............  Executive Vice President (46)                1995          2,710(D)
Thomas L. Langford...........  Executive Vice President (56).                 --          2,000(D)
Daniel P. Levy...............  Corporate Controller(49).                      --          2,269(D)
Robert C. Wiesel.............  Executive Vice President(47)                   --          6,262(D)

---------------
(A) The information contained in this column reflects the definition of beneficial ownership for the purposes of the proxy rules of the Securities and Exchange Commission. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except to the extent set forth in footnotes (B) through (E).

(B) Shares shown do not include 4,000 shares issuable upon exercise of stock options issued to each non-employee Director under the Corporation's 1995 Stock Option Plan which are currently exercisable. Under the Rules of the Commission, such shares are considered to be beneficially owned for the purpose of this Proxy Statement. For the purpose of calculating percentage ownership, such shares were also considered to be outstanding.

(C) Includes 721,871 shares held by Mr. Cilluffo and his associates as previously set forth in this Proxy Statement, but excludes 10,000 shares held by the Frank and Irja Cilluffo Foundation, Inc. Mr. Cilluffo disclaims beneficial ownership of the shares held by Cilluffo Associates, L.P. and by Zenith Associates, L.P. except to the extent of his pecuniary interest in such securities.

(D) Includes (i) shares allocated under the Employee Investment Plan and which are subject to its terms and provisions with respect to termination and withdrawal and, in limited circumstances, to forfeiture, and held as of December 31, 1997 by Putnam Fiduciary Trust Company, trustee under the plan (with respect to such shares, voting power and investment power are determined in accordance with the provisions of the plan); (ii) shares allocated under the ESOP and which are subject to its terms with respect to forfeiture and held as of December 31, 1997 by The Chase Manhattan Bank, N.A., trustee under the plan; (iii) shares allocated under the PAYSOP and which are subject to its terms and held as of December 31, 1997 by The Chase Manhattan Bank, N.A., trustee; and (iv) shares awarded under the Corporation's Restricted Stock Plan and which are subject to its terms with respect to forfeiture. Shares held in accounts of employees in the Employee Investment Plan, ESOP and PAYSOP, including Messrs. Smith, Walsh, Wiesel, Langford and Levy, are voted by the trustees of such plans in accordance with the instructions of the employees; in the absence of such instructions, such shares are voted by the trustees in accordance with the terms of such plans.

(E) Shares shown do not include: 100,000 shares issuable upon exercise of stock options issued under the Corporation's 1995 Stock Option Plan which are exercisable during the ten year term of the options granted on February 12, 1996; or 37,000 shares issuable upon exercise of stock options issued April 16, 1996 and 40,000 shares issuable upon exercise of stock options issued April 21, 1997, each for ten year terms, under the Corporation's 1995 Stock Option Plan which vest 25% on each of the first four anniversaries of the dates of grant. Under the Rules of the Commission, such shares issuable under currently exercisable options are considered to be beneficially owned for the purpose of this Proxy Statement. For the purpose of calculating percentage ownership, such shares were also considered to be outstanding.

     As of March 16, 1998, the Directors and executive officers of the Corporation, as a group, beneficially owned 923,508 shares or approximately 7.1% of the Corporation's outstanding Common Stock, including shares allocated under the Employee Investment Plan, the ESOP and the PAYSOP, and shares issuable with respect to options granted under the 1995 Stock Option Plan which are currently exercisable. The nature of beneficial ownership for said outstanding shares was sole voting and investment power, except (1) as referred to in footnotes (B) through (E) above, and (2) 4,413 shares were held under the Employee Investment Plan and hence voting power was shared as described on page 3 of this Proxy Statement. Except for Mr. Cilluffo, no Director or officer beneficially owned as much as 1% of the outstanding Common Stock of the Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Corporation's Directors, its executive officers, and persons holding (as defined in the regulations of the Commission) more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and reports of changes in ownership with the Commission and the New York Stock Exchange. Directors, executive officers, and greater than 10% Shareholders are also required by Commission regulations to furnish the Corporation with copies of all such reports that they file. Based solely on its review of the copies of such reports received by it and written representations from certain reporting persons, the Corporation believes that all filing requirements applicable to its Directors, executive officers, and greater than 10% Shareholders were complied with during the fiscal year ended December 31, 1997, except that Mr. Merrill filed in December 1997 a report of a purchase of shares made during October 1997; this report should have been filed in November 1997.

CERTAIN COMMITTEES, ATTENDANCE, AND COMPENSATION OF DIRECTORS

     The Board has appointed an Audit Committee, a Governance Committee (formerly called the Nominating Committee), and a Compensation Committee whose report appears below. All of the members of these committees are non-employee Directors, except for Mr. Smith who is a member of the Governance Committee. The Board has also appointed an Employee Benefits Committee which is described below.

     The Audit Committee consists of David N. McCammon (Chairman), Donna F. Bethell, Frank J. A. Cilluffo, Kent F. Hansen and J. Angus McKee. The Audit Committee, which met three (3) times during 1997, among other things, considers and recommends to the full Board the selection of the independent auditor; reviews the performance of the audit function; and reviews with the independent and the internal auditors the scope and results of the Corporation's internal auditing procedures and the adequacy of internal accounting controls.

     The Governance Committee (formerly the Nominating Committee) consists of Kent F. Hansen (Chairman), Elvin R. Heiberg III, John P. Merrill, Jr., Bernard
W. Reznicek, H. Kerner Smith and Peter M. Wood. The Governance Committee, which met five (5) times during 1997, considers and makes recommendations to the Board of Directors as to corporate governance policies and procedures and criteria for Board composition and membership, the names of persons whom it concludes should be considered for Board membership, and governance guidelines for consideration by the full Board. The Governance Committee will consider nominees recommended by Shareholders. Such recommendations should be submitted to the attention of the Corporate Secretary, Stone & Webster, Incorporated, 245 Summer Street, Boston, Massachusetts 02210.

     The Compensation Committee consists of Bernard W. Reznicek (Chairman), Frank J. A. Cilluffo, Elvin R. Heiberg III, David N. McCammon, and John P. Merrill, Jr. The Compensation Committee met eight (8) times during 1997. The Compensation Committee reviews and approves the compensation and/or method of determining compensation of the principal officers and employees of the Corporation and its subsidiaries, considers compensation plans which are subsequently presented to the full Board, authorizes the grant of awards of Common Stock under the Restricted Stock Plan, and determines the award of stock options under the 1995 Stock Option Plan. For additional information regarding the policies and mission of the Compensation Committee, see "Report of the Compensation Committee" below. There are no compensation committee interlocks or insider participation relationships on the Compensation Committee.

     The Employee Benefits Committee consists of Donna F. Bethell (Chairman), J. Angus McKee, H. Kerner Smith, Edward J. Walsh, and Peter M. Wood, a majority of whom are non-employee Directors of the Corporation. The Employee Benefits Committee met three (3) times during 1997. The Employee Benefits Committee administers the Employee Investment Plan, the Employee Stock Ownership Plan, and the Employee Retirement Plan of the Corporation and Participating Subsidiaries, reviews the performance of the investment managers, trustees and other fiduciaries of the plans and reports to the Board of Directors thereon, considers allocation of plan assets, and reviews tax-qualified employee benefit plan audits and reports. As set forth above in this Proxy Statement, pursuant to the Employee Investment Plan the Committee directs the voting of shares held in that plan as to which participants in the plan have not given voting directions.

     During 1997, the Board of Directors met ten (10) times. In 1997, each of the Directors attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which the Director served, except that Mr. Walsh was unable to attend two meetings on consecutive days because he was on a special assignment from the Corporation, which brought him below the 75% level. In order to make Common Stock of the Corporation (Common Stock) a more significant portion of the Directors' compensation, the 1997 Stock Plan for Non-Employee Directors of Stone & Webster, Incorporated, which was in effect during 1997, provides that Directors who, among other things, are not officers or employees of the Corporation receive an annual retainer consisting of 400 shares of Common Stock and $8,000 in cash, and a fee of $2,000 for each Board meeting attended and $1,000 for each committee meeting attended, except that the Chairman of each Committee receives a committee meeting fee of $2,000, and permits such Directors to elect to receive all or a portion of Board and Committee meeting fees in Common Stock in lieu of cash. In 1997, each Director who was not an employee of the Corporation received a fee of $3,000 for attendance at a series of meetings on corporate governance issues held over a three day period. The 1995 Stock Option Plan provides for the grant of nonqualified options to purchase 2,000 shares initially, and 1,000 shares annually thereafter, of Common Stock to each Director who is not an officer or employee of the Corporation. Directors are reimbursed for expenses incurred in performing services as a Director, including expenses for attending Board, committee and other meetings. Under the non-qualified Non-Employee Director Deferral Plan adopted by the Corporation in 1997, Directors who are not employees of the Corporation may elect to defer all or a portion of their annual retainer, meeting fees or other fees paid in connection with their Board service to a cash deferral account or a stock deferral account. Amounts in a cash deferral account accumulate interest generally at the daily average for the preceding twelve (12) calendar quarters of the prime commercial lending rate of The Chase Manhattan Bank, N.A., New York, plus 1%, while amounts in a stock deferral account are valued in direct relationship to changes in the fair market value of Common Stock of the Corporation from time to time.

     In addition to the foregoing standard arrangements relating to the compensation of Directors, Dr. Hansen received payment at an annual rate of $50,000, payable on a quarterly pro-rated basis, in consideration of his additional duties and responsibilities as a non-executive Chairman of the Board from January 1, 1997 through May 8, 1997, and a special bonus of $50,000 and 1,000 shares of Common Stock of the Corporation in consideration of that service. He receives an annual payment of $10,000, payable on a quarterly pro-rated basis, in consideration of his additional duties as Lead Director; this arrangement became effective as of his election as Lead Director on May 8, 1997. Mr. McKee received fees, plus travel expenses, in 1997 from Stone & Webster Canada Limited for services as a Director of that subsidiary of the Corporation of $4,177.33 (converted from Canadian dollars based on Cn$1.4288 per U.S. dollar, the Noon Buying Rate in New York for cable transfers payable in foreign currencies as of December 31, 1997). In addition, in 1997 the following Directors received special activity fees for participating, at management's request, in activities relating to their services performed as a member of the Board of Directors in the amounts stated: Ms. Bethell -- $1,000; Mr.
Cilluffo -- $2,000; Mr. Hansen -- $2,000; Mr. Heiberg -- $2,000; Mr.
McCammon -- $1,000; Mr. Merrill -- $1,000; Mr. Reznicek -- $4,000; Mr.
Wood -- $2,000.

REPORT OF THE COMPENSATION COMMITTEE

     Under the direction of the Compensation Committee (the Committee), the Corporation has developed and implemented compensation plans and programs which are designed to enhance the long term growth and profitability of the Corporation and to increase Shareholder value. The Committee is comprised of five directors none of whom has ever been an officer or employee of the Corporation or its subsidiaries. The following is a report of the Corporation's compensation philosophy and practices, as directed by the Committee.

     The Committee's fundamental approach is to compensate the Named Executives (included in the Summary Compensation Table of this Proxy Statement) and other key executives at a level commensurate with their responsibilities, while providing compensation opportunities that are directly linked to the performance of the Corporation. The objectives of the Corporation's executive compensation programs are to attract and retain very highly competent individuals, to encourage them to achieve and surpass the Corporation's challenging business goals and to ensure that the interests of the Corporation's executives are well aligned with the interests of Shareholders.

     The Corporation, through its operating subsidiaries, is primarily engaged in providing engineering and construction services. These businesses tend to be cyclical in nature, driven both by general business cycles and by activity in our clients' industries. Due to this cyclical nature, it is important to keep our overhead costs low, while ensuring that the Corporation is able to provide the specialized technical expertise expected by our clients. As a result, the Committee recognizes the need to balance limited fixed compensation costs with the ability to attract and retain highly competent professionals and to reward them for improving the performance of the Corporation and providing a return to Shareholders.

     Accordingly, the philosophy of the Corporation has been to provide the Named Executives and the professional and supervisory staff with base salaries that are relatively modest, while making the balance of compensation contingent upon the achievement of the Corporation's financial objectives.

     In 1996 and 1997, the Committee retained outside consulting firms to assist the Corporation in ensuring that its executive compensation programs provide competitive compensation opportunities with incentives based on improving the financial performance of the Corporation. In analyzing competitive compensation, the firms relied upon compensation information from a broader group of companies than are included in the performance graph of this Proxy Statement to better reflect the Corporation's relevant market for attracting and retaining executive talent.

  1997 Compensation Programs

  Base Salary

     Based on the Committee's assessment of competitive market conditions, base salary increases were awarded to four of the Named Executives in 1997. These adjustments were, on average, approximately 6% of base salary.

  Annual Incentives

     In 1996, the Committee undertook an in-depth analysis of the incentives offered to key executives of the Corporation and subsequently in 1997 developed the Executive Management Incentive Compensation Plan designed to ensure that executives' interests are strongly aligned with interests of Shareholders and the financial success of the Corporation. Under this plan, performance is measured primarily based on the Corporation's earnings per share and return on shareholders' equity, as well as business division and individual performance. The Committee believes that this plan encourages the Corporation's management to accomplish annual objectives, while also focusing executives on the achievement of long term goals that will result in share price appreciation.

     Under the plan for 1998, Named Executives other than the CEO are eligible to receive payments ranging from 0% to 105% of base salary. Based on its competitive assessment of the marketplace, the Committee believes that these award levels are competitive by industry standards. No incentive payments will be made for 1998 if the Corporation does not attain at least 70% of its targeted Earnings per Share.

     Awards for 1997 were as set forth in the Summary Compensation Table and paid out in March, 1998.

  Stock Option Awards

     Under the Corporation's 1995 Stock Option Plan, the Committee may make awards of stock options to key employees in order to motivate and reward them for increases in Shareholder value. In 1997, the Committee granted stock options to the Named Executives as shown in the Summary Compensation Table, as well as to other key employees. The Committee believes that these options are an effective way to encourage executives since they are rewarded only if the Corporation's share price increases.

  Chief Executive Officer Compensation

     At the beginning of 1996, the Corporation entered into an employment agreement with the Corporation's new Chief Executive Officer, Mr. H. Kerner Smith. His 1997 compensation was in accordance with the terms of his employment agreement as amended January 15, 1997. Pursuant to his employment agreement, the Board of Directors, in accordance with the recommendation of this Committee authorized an increase in Mr. Smith's bonus with respect to 1996 in recognition of the improved performance of the Corporation and the development of its new strategic plan in the amount of $200,000, which was paid in August 1997. Going forward, Mr. Smith will participate in the Corporation's new Long-Term Incentive Compensation Plan being submitted for the approval of the Shareholders at the 1998 Annual Meeting, and his compensation will be determined based on the philosophies discussed in this report and the terms of his employment agreement as amended January 15, 1997, as described below.

  Deductibility of Executive Compensation

     The Corporation believes that it is desirable that all of its executive compensation be deductible and fall within the regulations of the Internal Revenue Code Section 162(m) $1 million limit on deductible compensation. The Corporation has reviewed its compensation policies with respect to its covered executives and determined that although Section 162(m) had no impact on the ability of the Corporation to deduct compensation paid to its Named Executives in 1997, it was decided to submit the two incentive compensation plans being presented for approval of the shareholders to comply with Section 162(m). With the approval of these plans, the impact of Section 162(m) in 1998 is expected to be limited; this Section should have no impact thereafter under present tax law.

                                          THE COMPENSATION COMMITTEE

                                          Bernard W. Reznicek (Chairman)
                                          Frank J. A. Cilluffo
                                          Elvin R. Heiberg III
                                          David N. McCammon
                                          John P. Merrill, Jr.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation awarded to, earned by or paid to any person serving as the Corporation's Chief Executive Officer (or any person acting in a similar capacity during the last completed fiscal year), and each of the four most highly compensated executive officers of the Corporation, (collectively, the Named Executives), for services rendered to the Corporation in all capacities during each of the last three fiscal years in which such person was an executive officer of the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                                                         ----------------------------------
                                          ANNUAL COMPENSATION(1)                AWARDS(4)           PAYOUTS
                                      -------------------------------    ------------------------   -------
                                                               OTHER                  SECURITIES                ALL
                                                              ANNUAL     RESTRICTED     UNDER-                 OTHER
          NAME AND                                            COMPEN-      STOCK         LYING       LTIP     COMPEN-
          PRINCIPAL                      (2)        (2)       SATION      AWARD(S)     OPTIONS/     PAYOUTS   SATION
          POSITION             YEAR   SALARY($)   BONUS($)    ($)(3)        ($)         SARS(#)       ($)     ($)(5)
          ---------            ----   ---------   --------    -------    ----------   ----------    -------   -------
H. Kerner Smith(6)...........  1997    545,833    550,000     175,039           0        40,000        0       2,808
  Chairman, President and      1996    342,460    450,000          0            0       137,000        0           0
  Chief Executive Officer      1995          -          -          -            -             -        -           -
Edward J. Walsh(7)...........  1997    282,560     26,915          0            0        20,000        0       3,668
  Executive Vice President     1996    267,600     40,000          0            0        18,000        0       4,006
                               1995    191,418     50,000          0            0         5,000        0       4,420
Robert C. Wiesel(8)..........  1997    291,800          0          0            0        20,000        0       3,246
  Executive Vice President     1996    275,700     40,000          0            0        18,000        0       4,002
                               1995          -          -          -            -             -        -           -
Thomas L. Langford(9)........  1997    169,167     46,013          0            0        20,000        0           0
  Executive Vice President     1996          -          -          -            -             -        -           0
                               1995          -          -          -            -             -        -           -
Daniel P. Levy(10)...........  1997    189,250     30,000          0            0         5,000        0       3,246
  Corporate Controller         1996    179,375     15,842          0            0         5,000        0       4,014
                               1995     83,013      5,977          0            0             0        0           0

---------------
 (1) Salaries for the years 1995 and 1996 were paid to certain employees of the Corporation, including the Named Executives, under plans adopted for each of those years for compensating the individuals selected, in part by a fixed amount ("Salary" in the table above) and in part by a contingent incentive amount ("Bonus"), the latter amount being measured by a percentage, as determined by the Compensation Committee in each individual case (other than for Mr. Smith in 1996 and 1997 whose compensation was governed by his employment agreement described below), of the Corporation's Adjusted Consolidated Net Earnings determined as provided in the plan and subject to certain limitations including a percentage limitation on the total contingent amounts which may be paid. For 1997, the Compensation Committee developed and the Board of Directors adopted an executive management incentive compensation plan for the compensation of certain executives of the Corporation and its subsidiaries in which the Named Executives were among those selected to participate, and pursuant to which the Named Executives received incentive payments, as shown in the table above for 1997 under "Bonus", based on performance measured primarily by the Corporation's earnings per share, return on Shareholders' equity, business division and individual performance for the year. Under the proxy regulations of the Commission, the second column under "Annual Compensation" is required to be labeled "Bonus"; these amounts would more accurately be described as "Contingent Payments" because the amounts paid are dependent on the Corporation's performance during the year, and there is no assurance that any such amounts would be paid, as was the case for 1994 when no such payments were made. The "Bonus" payments shown in the table above with respect to 1995, 1996 and 1997 were actually paid in February, 1996, March, 1997, and March, 1998, respectively, and a payment of $200,000 to Mr. Smith was paid in August, 1997 with respect to 1996. See also the Report of the Compensation Committee.

 (2) Includes amounts deferred by the Named Executives under provisions of the Employee Investment Plan pursuant to Section 401(k) of the Internal Revenue Code.

 (3) Perquisites and personal benefits paid to each Named Executive during 1995, 1996 and 1997 in each instance aggregated less than $50,000 or 10% of the total annual salary and contingent payment set forth in the columns entitled "Salary" and "Bonus" and, accordingly, are omitted from the table as permitted by the rules of the Commission, except that, pursuant to his employment agreement described below, Mr. Smith received personal benefits in the aggregate of $175,039 which included initiation, annual and other club membership expenses of $90,000 and related tax expenses of $77,349.

 (4) Restrictions on shares awarded pursuant to the Restricted Stock Plan lapse in equal annual installments over a vesting period, usually of five years, commencing on the first anniversary date of each award. No Named Executive holds any shares of restricted stock which have not fully vested under the terms of the Restricted Stock Plan. Dividends are payable on restricted stock awards directly to the holder of restricted stock. The Corporation did not have any plans which provide compensation in the form of stock appreciation rights (SAR's) during the years covered by this table. A Stock Option Plan was first adopted in 1995, as discussed below.

 (5) Includes contributions made by the Corporation under the Employee Investment Plan during 1997 on behalf of Messrs. Smith, Walsh, Wiesel and Levy in the amount of $1,562, $2,422, $2,000 and $2,000, respectively, and contributions made by the Corporation under the ESOP during 1997 of $1,246, $1,246, $1,246 and $1,246, respectively. Under the terms of the Employee Investment Plan and the ESOP, Mr. Smith did not become eligible to participate in those plans until January 1, 1997 with respect to the Employee Investment Plan and February 12, 1997 with respect to the ESOP, at which dates he began to participate in the plans. Mr. Langford did not become eligible to participate in the Employee Investment Plan until January 1, 1998, at which date he began to participate in that plan; he is not yet eligible to participate in the ESOP.

 (6) Mr. Smith was first employed by the Corporation on February 12, 1996 in the capacity of President and Chief Executive Officer of the Corporation.

 (7) On August 15, 1995, Mr. Walsh was elected Acting President and Chief Executive Officer, and an Executive Vice President. He was elected a Director on August 31, 1995. He relinquished the positions of Acting President and Chief Executive Officer on February 12, 1996 and continues to be Executive Vice President and will continue as a Director until his term expires on May 14, 1998.

 (8) On December 17, 1996, Mr. Wiesel was elected an Executive Vice President. He had been Chief Executive Officer of Stone & Webster Engineering Corporation, a subsidiary of the Corporation. Data with respect to his compensation for 1995 is not included in the table above because he was not an Executive Officer of the Corporation during 1995.

 (9) Mr. Langford was first employed by the Corporation on June 2, 1997 in the capacity of Executive Vice President. He is also Chief Financial Officer of the Corporation.

(10) Mr. Levy was first employed by the Corporation on July 10, 1995 and was appointed Corporate Controller effective July 19, 1995.

STOCK OPTIONS

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows all individual grants of stock options under the Corporation's 1995 Stock Option Plan to the Named Executives of the Company during the fiscal year ended December 31, 1997.

                                                                                                POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                                -------------------------------------------------------------     ANNUAL RATES OF
                                  NUMBER OF      PERCENT OF                                         STOCK PRICE
                                 SECURITIES     TOTAL OPTIONS                                     APPRECIATION FOR
                                 UNDERLYING      GRANTED TO                                      OPTION TERM($)(3)
                                   OPTIONS      EMPLOYEES IN    EXERCISE OR BASE   EXPIRATION   --------------------
             NAME               GRANTED(#)(1)    FISCAL YEAR     PRICE($/SH)(2)       DATE         5%         10%
             (a)                     (b)             (c)              (d)             (e)          (f)        (g)
             ----               -------------   -------------   ----------------   ----------   ---------  ---------
H. K. Smith...................      40,000          15.69             37.00        4/21/2007      930,764  2,358,739
E. J. Walsh...................      20,000           7.84             37.00        4/21/2007      465,382  1,179,369
R. C. Wiesel..................      20,000           7.84             37.00        4/21/2007      465,382  1,179,369
T. L. Langford................      20,000           7.84            42.875        6/20/2007      539,277  1,366,634
D. P. Levy....................       5,000           1.96             37.00        4/21/2007      116,346    294,842

---------------
(1) The stock options become exercisable with respect to 25% of the shares as of the first anniversary of the date of grant and with respect to an additional 25% of the shares as of each of the second, third and fourth anniversaries of the date of grant. All options expire ten years from the date of grant, subject to earlier termination in certain events related to termination of employment, death, retirement or disability. Upon a change of control, all outstanding options become exercisable.

(2) The initial exercise price for the options granted in 1997 is determined as set forth in the 1995 Stock Option Plan to be the fair market value of a share of Common Stock on the date immediately preceding the date of the grant. The exercise price may be paid in cash, by the delivery of previously owned shares of Common Stock, or by such other method as may be permitted by the Compensation Committee.

(3) As required by the rules of the Commission, potential values stated are based on the prescribed assumption that the Corporation's Common Stock will appreciate in value from the date of the grant to the end of the option term (ten years from the date of grant) at annualized rates of 5% and 10% (total appreciation of 63% and 159%), respectively, and therefore are not intended to forecast future appreciation, if any, in the price of the Corporation's Common Stock. These dollar amounts are also calculated based on the assumption that the options are exercised at the end of the full ten year term of the option. The options would have no value to the option holders if the price of the Common Stock does not increase above the exercise price of the options. As an alternative to the assumed potential realizable values stated in Columns (f) and (g), Commission rules would permit stating the present value of such options at the date of the grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock options granted by the Corporation are not transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, the Corporation's management does not believe there is a reliable method of computing the present value of such stock options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information concerning each option exercised during the last fiscal year by each of the Named Executives and the value of unexercised options held by such executive officers at the end of the fiscal year.

                                                                 NUMBER OF
                                                           SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                            FISCAL YEAR END (#)         FISCAL YEAR END ($)(1)
                       SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
        NAME           ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         (a)                 (b)             (c)                    (d)                           (e)
---------------------  ---------------   ------------   ---------------------------   ---------------------------
H. K. Smith..........           0          $      0       109,250        67,750        1,329,500       783,500
E. J. Walsh..........           0                 0         4,500        38,500           63,000       465,875
R. C. Wiesel.........           0                 0         4,500        43,500           63,000       545,250
T. L. Langford.......           0                 0             0        20,000                0        80,000
D. P. Levy...........           0                 0         1,250         8,750           17,500       101,875

---------------
(1) Values stated are calculated by subtracting the option exercise price from the closing price of $46.875 per share of the Corporation's Common Stock as listed in the New York Stock Exchange Composite Transactions on December 31, 1997.

     It is intended that, if approved by the Shareholders, the Stone & Webster, Incorporated Long-Term Incentive Compensation Plan will replace the 1995 Stock Option Plan with respect to future stock option grants. See the discussion of Proxy Item No. 3 beginning on page 24.

PERFORMANCE GRAPH

     The following graph compares the five year cumulative total Shareholder return (assuming the reinvestment of dividends) on the Corporation's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index (S&P 500) and the Dow Jones Heavy Construction Group Index. The graph assumes an initial investment of $100 on December 31, 1992 in the Corporation's Common Stock or in the underlying securities which comprise each of those market indices.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                 STONE & WEBSTER, INCORPORATED, S&P 500 AND THE
                    DOW JONES HEAVY CONSTRUCTION GROUP INDEX

        MEASUREMENT PERIOD                                                      DJ HEAVY
      (FISCAL YEAR COVERED)          STONE & WEBSTER         S&P 500          CONSTRUCTION
DEC-92                                     100                 100                 100
DEC-93                                     112                 110                 105
DEC-94                                     137                 112                 101
DEC-95                                     151                 153                 141
DEC-96                                     134                 189                 134
DEC-97                                     203                 252                 101

RESTRICTED STOCK PLAN

     Under the provisions of the Restricted Stock Plan approved by the Shareholders in 1976, and amendments to the plan approved by the Shareholders in 1983 and 1988, shares of the Corporation's Common Stock have been awarded by the Compensation Committee, subject to forfeiture provisions, to a limited number of selected key employees. As approved by the Shareholders at the 1988 Annual Meeting of Shareholders, the plan was amended to increase the number of shares available for restricted stock awards to 2,400,000 shares and to extend the termination date of the plan to June 1, 1998.

Restrictions on awarded shares generally lapse in five equal annual increments commencing on the first anniversary date of each award. Restrictions on certain shares lapse in 1998 through 2002 on the anniversary dates of awards. Shares subject to restrictions may not be sold or otherwise disposed of and must be returned to the Corporation if the employee's employment is terminated for any reason other than death or disability occurring more than one year after the date of the award. The 1983 amendments to the plan approved by the Shareholders also provide that restrictions on the sale or transfer of Common Stock of the Corporation awarded pursuant to the plan will lapse upon and simultaneously with any change in control of the Corporation occurring without the prior approval of the incumbent Board of Directors prior to the change of control. Such a change of control would be deemed to have taken place if (i) a third person, including a "group" as defined in Section 13d-3 of the Exchange Act, acquires shares of the Corporation having 20% or more of the total number of votes that may be cast for the election of Directors of the Corporation, or (ii) as the result of any cash tender or exchange offer, merger, consolidation, sale of assets or other similar transaction, the persons who were Directors before such transaction shall cease to constitute a majority of the Board or any successor to the Corporation. In the event of such a change of control, the lapse of restrictions on shares awarded under the plan to some or all of the Named Executives might be deemed to constitute payments received from the Corporation.

     Upon approval by the Shareholders of the Corporation of the 1995 Stock Option Plan at the 1995 Annual Meeting of Shareholders, the number of shares of Common Stock available for future awards under the Restricted Stock Plan was reduced to 250,000 shares.

     It is intended that, if approved by the Shareholders, the Stone & Webster, Incorporated Long-Term Incentive Compensation Plan will replace the Restricted Stock Plan. See the discussion of Proxy Item No. 3 beginning on page 24.

EMPLOYEE RETIREMENT PLAN

     The Corporation's Employee Retirement Plan is a trusteed, non-contributory, defined benefit plan which applies to all eligible employees of the Corporation. Benefits are based upon the length of credited service and the amounts of annual compensation (as defined in the plan) received during that period of service. Normal retirement age is the employee's Social Security Retirement Age. The formula for computing benefits provides that, for employees under the plan who had not attained their retirement date prior to January 1, 1992, annual retirement benefits are equal to the sum of (a) 0.75% of average annual compensation for the years 1989, 1990 and 1991 up to $21,000 plus 1.35% of such compensation in excess of $21,000, multiplied by the years and months of credited service before January 1, 1992 for up to 35 years, plus (b) 1% of such annual compensation for the years and months of credited service before January 1, 1992 in excess of 35 years, plus (c) for each year of credited service after January 1, 1992, 1% of annual compensation up to an indexed amount (which was $52,500 for 1997) equal to 1.75 times the "Social Security Covered Compensation" (a 35-year average Social Security earnings base), plus 1.45% of such annual compensation in excess of such amount; provided that employees with more than 35 years of service at retirement will be credited with a flat 1.33% of annual compensation for each year of service after the 35th year. With respect to the Named Executives, compensation, for purposes of calculating retirement benefits, includes both the fixed and contingent portions of salaries shown in the Summary Compensation Table under the Salary and Bonus headings, respectively. As of January 1, 1998, the number of full credited years of service for Messrs. Smith, Walsh, Wiesel and Levy is 1, 24, 25 and 2 years, respectively, and the estimated annual benefit payable to them upon retirement at normal retirement age and assuming the continuance of current rates of compensation for each until normal retirement age is $158,943, $118,564, $132,917 and $51,830, respectively. Mr. Langford had less than one year of service with the Corporation as of January 1, 1998 and was not yet eligible to participate in the plan. See "Employment and Change of Control Agreements" below. These amounts do not reflect any limitations on annual benefits which may be paid from a tax-qualified retirement plan at the time of retirement imposed by Section 415 of the Internal Revenue Code, as amended from time to time, nor do they reflect any limitations imposed by Section 401(a)(17) of the Internal Revenue Code on the amount of compensation upon which benefits may be determined. The Board of Directors has adopted a Supplemental Retirement Program, which was amended in 1989, under which a trust has been established to fund the payment of any benefits calculated under the provisions of the Employee Retirement Plan which would be in excess of the limitations imposed by Sections 415 and 401(a)(17) of the Internal Revenue Code.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     The Corporation entered into a three-year employment agreement with Mr. Smith on February 12, 1996 under which Mr. Smith is to serve as President and Chief Executive Officer of the Corporation. The agreement provides Mr. Smith with: an annual base salary of $500,000, with increases subject to annual review; an annual performance bonus for 1996 of $250,000 or such larger amount based upon performance and at the discretion of the Board, and with such amounts in years after 1996 to be based upon a long-term performance-based compensation plan to be adopted by the Board; severance arrangements providing for three (3) times annual compensation if employment is terminated, or deemed to be terminated, without cause; a supplemental retirement benefit designed to provide Mr. Smith a monthly retirement income benefit, commencing at age 60, from all of the Corporation's pension plans equivalent to 25% of Mr. Smith's average last three years' total compensation, with an equal benefit to be paid to Mr. Smith's wife for her life if she survives Mr. Smith; and a 10-year stock option for 100,000 shares of Common Stock with an exercise price of $34.875 (with the exercise price being the market price on the trading day immediately prior to the grant date in accordance with the Corporation's 1995 Stock Option Plan). The agreement also set forth the intention of the Board to elect Mr. Smith as Chairman of the Board of Directors at the Board of Directors meeting immediately following the Annual Meeting of Shareholders in 1997 which occurred on May 8, 1997. In January 1997, the agreement was amended to provide, among other matters, that on the first anniversary date of the commencement of the agreement, and on each subsequent anniversary date, the term of the agreement will be extended by one year, unless sooner terminated by either party; the amendment also provides for the payment to Mr. Smith of an annual bonus of 50% of his base salary for each of 1997 and 1998 if the amount payable under the Executive Management Incentive Compensation Plan and/or the long-term performance-based incentive compensation plan to be adopted by the Board would be less than such amount.

     Each of Messrs. Smith, Walsh, Wiesel, Langford and Levy has entered into a special Change of Control Agreement providing for severance pay and a continuation of certain benefits should a "Change of Control" occur. Entry into these agreements as amended was unanimously approved by the independent members of the Board of Directors. In order to receive benefits under these special agreements, a "Change of Control" must have occurred as a result of any of the following circumstances:

          a. Accumulation by any individual, entity or group of 20% or more of the outstanding voting stock of the Corporation;

          b. A change in the make-up of a majority of the persons serving as Directors of the Corporation from the majority currently in office (with such majority including those replacements or additions subsequently approved by a majority of Directors currently in place);

          c. A merger or other business combination resulting in persons other than current shareholders of the Corporation owning more than 50% of the resulting entity;

          d.  Approval of a liquidation or dissolution of the Corporation.

     In order for severance benefits to be payable under these agreements, in addition to the Change of Control, the executive's employment must be terminated either involuntarily without cause (actual or "constructive") or if, after a Change of Control, the executive remains in the employ of the Corporation for a one year period, the executive may, for a thirty day period subject to the terms of such agreements, voluntarily terminate his employment and receive the severance benefits in a lump sum.

     Under the special Change of Control Agreements, severance payments would equal, in the case of Messrs. Smith, Walsh, Wiesel, and Langford, an amount equal to three times, and in the case of Mr. Levy, an amount equal to two times, the executive's most recent annual base salary and most recent highest bonus. In addition, medical, life and disability benefits would be provided at the expense of the Corporation for the applicable period of three years or, in the case of Mr. Levy, two years. In addition, the executive would receive an amount equal to the actuarial equivalent of the benefit that such executive would have received under the Corporation's qualified defined benefit retirement plan assuming that the executive had remained in the employ of the Corporation during the three-year, or in the case of the Mr. Levy two-year, period following the right to receive benefits under these agreements. In addition, all options outstanding on the date of a change of control would become immediately and fully exercisable and all restrictions upon any restricted shares would lapse and immediately all such shares would become fully vested.

     Payments to executives under these Change of Control Agreements may be subject to the imposition of the excise tax required by Section 4999 of the Internal Revenue Code of 1986 as amended, if payments under these agreements are deemed to be an "excess parachute payment" pursuant to Section 280G of said Code. Under the agreements as amended, such payments can be increased so that the employee is in the same after-tax position as if there was no excise tax. However, in order to avoid excessive costs to the employer while providing little after-tax benefit to the executive, the amendment requires a minimum after-tax benefit to be delivered to the executive before the gross-up is operative.

             II.  APPROVAL OF STONE & WEBSTER, INCORPORATED ANNUAL
                          INCENTIVE COMPENSATION PLAN

                               (PROXY ITEM NO. 2)

     The Board of Directors believes that annual incentive compensation is an important factor in a company's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. Accordingly, subject to Shareholder approval, on February 24, 1998, the Board of Directors adopted the Stone & Webster, Incorporated Annual Incentive Compensation Plan (the "Annual Incentive Compensation Plan"), which provides for the awarding of bonuses to all employees of the Corporation and its subsidiaries and affiliates subject to the attainment of certain performance criteria.

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the Annual Incentive Compensation Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

SUMMARY DESCRIPTION OF THE ANNUAL INCENTIVE COMPENSATION PLAN

     The following summary of the terms of the Annual Incentive Compensation Plan is qualified in its entirety by reference to the text of the plan, which is attached as Appendix A to this Proxy Statement. If adopted by the Shareholders, the Annual Incentive Compensation Plan will be effective as of January 1, 1998.

  Administration

     The Annual Incentive Compensation Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee").

  Eligibility

     All employees of the Corporation and its subsidiaries and affiliates are eligible to participate in the Annual Incentive Compensation Plan. However, because the Annual Incentive Compensation Plan provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time. Non-employee Directors of the Corporation are not eligible to participate in the Annual Incentive Compensation Plan.

  Determination of Award

     At the end of each fiscal year, in the case of awards intended to qualify under Internal Revenue Code Section 162(m), the Committee will determine and certify for each participant if the performance goal or goals have been met and the amount of the award, if any, to be paid. Awards will be paid to participants in cash following such determination within 75 days after the end of such fiscal year. The maximum award that may be paid to any participant for any one year is $2 million. Subject to the terms of the Plan, the Committee may, in its discretion, reduce or eliminate any calculated award to be paid to a participant, but may not increase such award. In the case of retirement, death, or disability, or in the case of a "change of control" of the Corporation, as defined in the Annual Incentive Compensation Plan, during the year, participants' awards will be adjusted pro rata based on the period of employment prior to such event.

  Performance Measures

     The performance measures used to determine awards for Covered Employees (defined below in the "Section 162(m)" section) under the Annual Incentive Compensation Plan may be chosen from among the following: earnings per share, net income (before or after taxes), return measures (including, but not limited to, return on assets, capital, equity, or sales), cash flow return on investments which equals net cash flows divided by owner's equity, earnings before or after taxes, gross revenues, market-to-book value ratio, share price (including, but not limited to, growth measures and total shareholder return), working capital measures, and economic value added.

     In establishing performance goals based on such criteria, the Committee may apply the performance criteria as a measure of the performance of any, all, or any combination of the Corporation, any subsidiary or affiliate, any division, group, or other unit of the Corporation or a subsidiary, or any product category or categories. The Committee also will determine the percentages of target awards that will be paid if the performance goal or goals are met and the method by which such amounts will be calculated.

  Adjustment and Amendments

     The Annual Incentive Compensation Plan may be amended or terminated by the Board of Directors at any time. If approved by Shareholders, the Annual Incentive Compensation Plan would not limit the Corporation's right to award or pay compensation to the Corporation's Executive Officers which does not qualify under Section 162(m), if the Committee determines that the payment of such compensation is in the best interests of the Corporation and its Shareholders. Shareholder approval of an amendment will be sought if necessary under Internal Revenue Service or SEC regulation, the rules of the New York Stock Exchange, or any applicable law.

  Duration of the Plan

     The Annual Incentive Compensation Plan shall remain in effect until January 1, 2008, or until earlier terminated by the Board of Directors.

  Section 162(m)

     Under Section 162(m) of the Internal Revenue Code, compensation paid by the Corporation in excess of $1 million for any taxable year to "Covered Employees" generally is deductible by the Corporation or its affiliates for federal income tax purposes if it is based on the performance of the Corporation, is paid pursuant to a plan approved by Shareholders of the Corporation, and meets certain other requirements. Generally, "Covered Employee" under Section 162(m) means the chief executive officer and the four other highest paid executive officers of the Corporation on the last day of the taxable year.

     It is presently anticipated that the Committee will at all times consist of "outside Directors" as required for purposes of Section 162(m), and that the Committee will take the effect of Section 162(m) into consideration in structuring Annual Incentive Compensation Plan awards.

NEW PLAN BENEFITS

     The Committee has the authority to establish performance goals and target awards and to determine amounts payable under the Annual Incentive Compensation Plan for fiscal year 1998 for all Annual Incentive Compensation Plan participants. To date, no such determinations of amounts payable have been made and, as a result, it is not possible to state such information.

      III.  APPROVAL OF STONE & WEBSTER, INCORPORATED LONG-TERM INCENTIVE
                               COMPENSATION PLAN

                               (PROXY ITEM NO. 3)

     The success of the Corporation depends, in large measure, on its ability to recruit and retain key employees with outstanding ability and experience. The Board of Directors also believes there is a need to align Shareholder and employee interests by encouraging employee stock ownership and to motivate employees with compensation conditioned upon achievement of the Corporation's financial goals.

     In order to accomplish these objectives, the Board of Directors has adopted, subject to approval by the Shareholders, the Stone & Webster, Incorporated Long-Term Incentive Compensation Plan (the "Long-Term Plan"). The Long-Term Plan is intended to replace the Corporation's Restricted Stock Plan and the 1995 Stock Option Plan (the "Old Plans") with respect to future grants of equity-based incentive compensation.

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve of the Long-Term Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

SUMMARY DESCRIPTION OF THE LONG-TERM PLAN

     The following summary of the terms of the Long-Term Plan is qualified in its entirety by reference to the text of the plan, which is attached as Appendix B to this Proxy Statement. If adopted by the Shareholders, the Long-Term Plan will be effective as of January 1, 1998.

  Administration

     The Long-Term Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee").

  Eligibility

     All employees of the Corporation and its subsidiaries and affiliates are eligible to participate in the Long-Term Plan. However, because the Long-Term Plan provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time. Non-employee Directors of the Corporation are eligible to participate in the Long-Term Plan only with respect to nonqualified stock options.

  Stock Available for Issuance Through the Long-Term Plan

     The Long-Term Plan provides for a number of forms of stock-based compensation, as further described below. Up to six hundred and fifty thousand (650,000) shares of the Corporation's Common Stock, par value $1.00 per share, are reserved and authorized for issuance through the Long-Term Plan, no more than three hundred thousand (300,000) of which may be granted in the form of restricted stock. In addition, three hundred thirty thousand, seven hundred and seventy-seven (330,777) shares which have been previously authorized but remain available for grant under the Old Plans are also reserved for issuance under the Long-Term Plan. A provision in the Long-Term Plan permits the reuse or reissuance by the plan of shares of Common Stock tendered in payment of a stock option exercise price or withheld by the Corporation to pay taxes on an award, subject to restrictions imposed under the Securities and Exchange Commission's ("SEC") short-swing trading rules. On March 16, 1998, the closing price for a share of the Corporation's Common Stock, as reported on the New York Stock Exchange Composite Transactions, was $43.9375 per share.

     Stock-based compensation will typically be issued in consideration for the performance of services to the Corporation. At the time of exercise, the full exercise price for a stock option must be paid in cash or, if the Committee so provides, in shares of Common Stock.

  Description of Awards Under the Plan

     The Committee may award to eligible employees incentive and nonqualified stock options, restricted stock, and performance units/performance shares. As separately described under "Performance Mea-sures," the Committee may also grant awards subject to satisfaction of specific performance goals. The forms of awards are described in greater detail below.

  Nonqualified Stock Options to Non-employee Directors

     As was permitted under the 1995 Stock Option Plan, nonqualified options to purchase 2,000 shares initially, and 1,000 shares annually thereafter, of Common Stock will be granted to each Director who is not an officer or employee of the Corporation.

  Stock Options

     The Committee will have discretion to award incentive stock options ("ISOs"), which are intended to comply with Section 422 of the Internal Revenue Code, and nonqualified stock options ("NQSOs"), which are not intended to comply with Section 422 of the Internal Revenue Code. Non-employee Directors are ineligible to receive ISOs under the Internal Revenue Code. Each option issued under the Long-Term Plan must be exercised within a period of ten (10) years from the date of grant, and the exercise price of an option may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. In addition, the stock options may provide for the grant of replacement stock options if all or any portion of the exercise price or taxes incurred in connection with the exercise are paid by the delivery or withholding of other shares of Common Stock of the Corporation. If an award of stock options is intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), the maximum number of shares which may be granted in the form of stock options in any fiscal year to any one participant is one hundred thousand (100,000). Subject to the specific terms of the Long-Term Plan, the Committee will have discretion to set such additional limitations on option grants as it deems appropriate.

     Options granted to employees under the Long-Term Plan will expire at such times as the Committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten (10) years from the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant's employment with the Corporation. The termination provisions will be determined within the discretion of the Committee, need not be uniform among all participants, and may reflect distinctions based on the reasons for termination of employment.

     Upon the exercise of an option granted under the Long-Term Plan, the option price is payable in full to the Corporation, either: (a) in cash or its equivalent, or (b) if permitted in the award agreement, by tendering shares having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender), or (c) if permitted in the award agreement, a combination of (a) and (b).

     With respect to options which qualify as ISOs, a Long-Term Plan participant will not recognize income for federal income tax purposes at the time options are granted or exercised. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the "holding periods"), the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the lesser of either (1) the fair market value of the shares on the date of option exercise, or (2) the amount realized on disposition, exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after the expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price. The specific capital gain rate which will be applied depends on the length of time from exercise that the participant has held the stock. Currently, the capital gain rate for assets (other than real estate) held more than 18 months is 20 percent.

     With respect to NQSOs, the participant will recognize no income upon the grant of the option and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

     In general, the Corporation will receive an income tax deduction at the same time and in the same amount which is taxable to the employee as compensation (ordinary income), except as provided below under "Section 162(m)." To the extent a participant realizes capital gains, as described above, the Corporation will not be entitled to any deduction for federal income tax purposes.

  Restricted Stock

     The Committee will also be authorized to award shares of restricted stock under the Long-Term Plan upon such terms and conditions as it shall establish. If an award of restricted stock is intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), the maximum number of shares which may be granted in the form of restricted stock in any one fiscal year to any one participant is thirty-three thousand (33,000). The award agreement will specify the period(s) of restriction, the number of shares of restricted stock granted, the restrictions based upon achievement of specific performance objectives, and/or the restrictions under applicable federal or state securities laws. Although recipients may have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Committee in its sole discretion. Participants may receive dividends on their shares of restricted stock and the Committee, in its discretion, will determine how dividends on restricted shares are to be paid.

     Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant's employment with the Corporation. These provisions will be determined in the sole discretion of the Committee, need not be uniform among all restricted stock awards granted pursuant to the Long-Term Plan, and may reflect distinctions based on reasons for termination of employment. Except in the case of terminations connected with a Change of Control and terminations by reason of death or disability, the vesting of restricted stock which qualifies for performance-based compensation under
Section 162(m) and which are held by "covered employees" under Section 162(m) shall occur at the time it otherwise would have, but for the employment termination.

  Performance Units/Shares

     The Committee will also have the discretion to award performance units and performance shares under the Long-Term Plan upon such terms and conditions as it shall establish. If an award of performance units or performance shares is intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), the maximum aggregate payout with respect to awards of performance shares which may be granted in any one fiscal year to any one participant shall be the value of twenty-five thousand (25,000) shares of Common Stock, and in the case of performance units, shall be one million dollars ($1,000,000). Performance units will have an initial value as determined by the Committee while the performance shares will have an initial value equal to one share of Common Stock. The payout on the number and value of the performance units and performance shares will be a function of the extent to which the corresponding performance goals are met.

  Performance Measures

     The Committee may grant awards under the Long-Term Plan to eligible employees subject to the attainment of certain specified performance measures. The number of performance-based awards granted to an officer or key employee in any year will be determined by the Committee in its sole discretion.

     The value of each performance-based award shall be determined solely upon the achievement of certain preestablished objective performance goals during each performance period (the "Performance Period"). The duration of a Performance Period is set by the Committee. A new Performance Period may begin every year, or at more frequent or less frequent intervals, as determined by the Committee.

     The Committee shall establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each Performance Period, the performance measures which shall be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance-based awards.

     The value of performance-based awards may be based on absolute measures or on a comparison of the Corporation's financial measures during a Performance Period to the financial measures of a group of competitors. The performance measures are earnings per share, net income (before or after taxes), return measures (including, but not limited to, return on assets, capital, equity, or sales), cash flow return on investments which equals net cash flows divided by owner's equity, earnings before or after taxes, gross revenues, market-to-book value ratio, share price (including, but not limited to, growth measures and total shareholder return), working capital measures, and economic value added.

     Following the end of a Performance Period, the Committee shall determine the value of the performance-based awards granted for the period based on the attainment of the preestablished objective performance goals. The Committee shall also have discretion to reduce (but not to increase) the value of a performance-based award.

     The Committee will certify, in writing, that the award is based on the degree of attainment of the preestablished objective performance goals. As soon as practicable thereafter, payment of the awards to employees, if any, shall be made in the form of shares of Common Stock.

  Adjustment and Amendments

     The Long-Term Plan provides for appropriate adjustments in the number of shares of Common Stock subject to awards and available for future awards in the event of changes in outstanding Common Stock by reason of a merger, stock split, or certain other events. In case of a change of control of the Corporation, outstanding options granted under the Long-Term Plan will become immediately exercisable and will remain exercisable throughout their entire term, and restriction periods and restrictions imposed on shares of restricted stock shall immediately lapse. Further, the target payout opportunities under all outstanding awards of performance-based restricted stock, performance units, and performance shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the change of control.

     The Long-Term Plan may be modified or amended by the Board of Directors at any time and for any purpose which the Board of Directors deems appropriate. However, no such amendment shall adversely affect any outstanding awards without the affected participant's consent. Shareholder approval of an amendment will be sought if necessary under Internal Revenue Service or SEC regulation, the rules of the New York Stock Exchange, or any applicable law.

  Nontransferability

     No derivative security (including, without limitation, options) granted pursuant to, and no right to payment under, the Long-Term Plan shall be assignable or transferable by a plan participant except by will or by the laws of descent and distribution, and any option or similar right shall be exercisable during a participant's lifetime only by the participant or by the participant's guardian or legal representative. These limitations may be waived by the Committee, subject to restrictions imposed under the SEC's short-swing trading rules and federal tax requirements relating to incentive stock options.

  Duration of the Plan

     The Long-Term Plan will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the plan and all Performance Periods for performance-based awards granted thereunder have been completed. However, in no event will an award be granted under the Long-Term Plan on or after December 15, 2007.

  Section 162(m)

     Under Section 162(m) of the Internal Revenue Code, compensation paid by the Corporation in excess of $1 million for any taxable year to "Covered Employees" generally is deductible by the Corporation or its affiliates for federal income tax purposes if it is based on the performance of the Corporation, is paid pursuant to a plan approved by Shareholders of the Corporation, and meets certain other requirements. Generally, "Covered Employee" under Section 162(m) means the chief executive officer and the four other highest paid executive officers of the Corporation on the last day of the taxable year.

     It is presently anticipated that the Committee will at all times consist of "outside Directors" as required for purposes of Section 162(m), and that the Committee will take the effect of Section 162(m) into consideration in structuring Long-Term Plan awards.

NEW PLAN BENEFITS

     The benefits that will be received under the Long-Term Plan by particular individuals or groups are not determinable at this time. The benefits that were received for the 1997 fiscal year by the Named Executive Officers pursuant to the Old Plans (the Long-Term Plan is intended to replace the Restricted Stock Plan and the 1995 Stock Option Plan) are summarized in tables on pages 13 to 17.

     The following table sets forth the stock options that would be received in 1998 by each Non-employee Director and by all Non-employee Directors as a group under the Long-Term Plan. These amounts are the same as would have been received under the 1995 Stock Option Plan.

                                                        DOLLAR      NUMBER OF
NAME                                                   VALUE(1)      OPTIONS
----                                                  -----------   ---------
Each Non-employee Director..........................  $ 43,937.50     1,000
All Non-employee Directors..........................  $395,437.50     9,000

---------------
(1) The dollar value of the options is based on the closing price for the Corporation's Common Stock on March 16, 1998 on the New York Stock Exchange Composite Transactions of $43.9375. Under the Long-Term Plan, the dollar value would be calculated as of the trading day immediately preceding the date of grant.

                    IV. SELECTION OF INDEPENDENT ACCOUNTANTS

                               (PROXY ITEM NO. 4)

     The Shareholders will be asked to ratify the selection, on the recommendation of the Audit Committee, by the Corporation's Board of Directors of the firm of Coopers & Lybrand L.L.P., independent accountants, as auditor of the Corporation and its subsidiaries for the year 1998. A representative of said firm is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions raised at the Annual Meeting.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR 1998. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE RATIFICATION UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

         V. AS TO OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

                               (PROXY ITEM NO. 5)

     Management knows of no business which will be presented to the Annual Meeting other than as set forth in the accompanying Notice of Meeting. However, if any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is intended that the persons named in the enclosed form of proxy, or their respective substitutes, shall have authority to vote said proxy in accordance with their judgment on such matters. In the event that one or more of the nominees for election as Directors should become unavailable for election for any reason, it is intended that the persons named in said proxy, or their respective substitutes, shall have authority to vote according to their judgment for other persons in lieu thereof. Management has no present knowledge that any of the nominees for election as a Director will be unavailable to serve.

     VI. LAST DATE TO SUBMIT SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     November 30, 1998 is the date by which proposals of Shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Corporation to the attention of the Corporate Secretary, Stone & Webster, Incorporated, 245 Summer Street, Boston, Massachusetts 02210, in order to be considered for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting.

                                                                      APPENDIX A

                         STONE & WEBSTER, INCORPORATED

                       ANNUAL INCENTIVE COMPENSATION PLAN

                                    CONTENTS

Article 1.   Establishment and Purpose...................................   A-2
Article 2.   Definitions.................................................   A-2
Article 3.   Administration..............................................   A-6
Article 4.   Eligibility and Participation...............................   A-6
Article 5.   Award Determination.........................................   A-7
Article 6.   Payment of Final Awards.....................................   A-8
Article 7.   Termination of Employment...................................   A-8
Article 8.   Covered Employees...........................................   A-9
Article 9.   Rights of Participants......................................  A-11
Article 10.  Beneficiary Designation.....................................  A-11
Article 11.  Change of Control...........................................  A-12
Article 12.  Amendments..................................................  A-12
Article 13.  Miscellaneous...............................................  A-12

              STONE & WEBSTER, INCORPORATED ANNUAL INCENTIVE PLAN

ARTICLE 1.  ESTABLISHMENT AND PURPOSE

     1.1 Establishment of the Plan. Stone & Webster, Incorporated, a Delaware corporation (the "Company"), hereby establishes an annual incentive compensation plan to be known as "The Stone & Webster, Incorporated Annual Incentive Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the awarding of annual bonuses to Employees of the Company and its subsidiaries and affiliates, based on the achievement of preestablished performance goals.

     Upon approval by the Board of Directors of the Company and the Shareholders of the Company, the Plan shall become effective as of January 1, 1998 (the "Effective Date") and shall remain in effect until January 1, 2008, or until earlier terminated by the Board.

     1.2 Purpose. The primary purposes of the Plan are to: (a) motivate Participants toward achieving annual goals that are within group and/or individual control, and are considered key to the Company's success; (b) encourage teamwork among Participants in various segments of the Company; and
(c) reward performance with pay that varies in relation to the extent to which the preestablished goals are achieved.

ARTICLE 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the term is capitalized:

     2.1 "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     2.2 "Award Opportunity" means the various levels of incentive award payouts which a Participant may earn under the Plan, as established by the Committee pursuant to Sections 5.1 and 5.2 herein.

     2.3 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.5 "Cause" means: (a) willful misconduct on the part of a Participant that is detrimental to the Company; or (b) the conviction of a Participant for the commission of a felony or crime involving moral turpitude; provided, however, that if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," such definition of "Cause" shall apply. "Cause" under either (a) or (b) shall be determined in good faith by the Committee.

     2.6  "Change of Control" for the purpose of this Plan shall mean:

          (a) The beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any Person of twenty percent (20%) or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following accumulations and acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition or accumulation by the Company, (iii) any acquisition or accumulation by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition or accumulation by an corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this Section 2, or (v) the beneficial ownership of twenty percent (20%) or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities by a Person if such beneficial ownership occurs solely because (x) of a change in the aggregate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities since the last date on which such Persons acquired beneficial ownership of any Outstanding Company Common Stock or Outstanding Company Voting Securities or (y) such Persons acquired such beneficial ownership in the good faith belief that such acquisition would not cause such beneficial ownership to equal or exceed twenty percent (20%) of the Outstanding Company Common Stock or Outstanding Company Voting Securities then outstanding and such Person relied in good faith in computing the percentage of its beneficial ownership on publicly filed reports or documents of the Company which are inaccurate or out-of-date; or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies by or on behalf of a Person other than the Board; or

          (c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then-outstanding shares of common stock, or the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          Notwithstanding clause (v) of subsection (a) of this Section 2.6, if any Person whose beneficial ownership is not a Change of Control due to such clause (v) does not reduce such Person's percentage of beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities to less than twenty percent (20%) by the close of business on the fifth business day after notice from the Company (the date of notice being the first day) that such Person's beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities equals or exceeds twenty percent (20%), such Person's beneficial ownership shall be a Change of Control at the end of such five (5) business day period (and such clause (v) shall no longer apply); provided, however, that if such Person asserts in writing to the Company by the end of such five (5) business day period that a reduction in such Person's percentage of beneficial ownership would subject such reduction to the operation of Section 16(b) of the Exchange Act ("Section 16(b)") the period during which the beneficial ownership of such Person must be reduced to less than twenty percent (20%) so as not to constitute a Change of Control shall be extended to the date that is the third business day immediately following the date which is the earlier of (i) six (6) months following the receipt by such Person of the notice from the Company of beneficial ownership of twenty percent (20%) or more or (ii) the date upon which such reduction would no longer be subject to Section 16(b). For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by the Board, acting by a vote of those directors of the Company who, at such time, shall constitute the Incumbent Board.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.8 "Committee" means the Compensation Committee or any other committee appointed by the Board to administer the Plan, as specified in Article 3 herein. Any such Committee shall be comprised entirely of outside Directors within the meaning of Code Section 162(m) and applicable interpretive authority thereunder.

     2.9 "Company" means Stone & Webster, Incorporated, a Delaware corporation, and any successor thereto as provided in Article 13 herein.

     2.10 "Covered Employee" means a Participant who, as of the date of payout of a Final Award, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     2.11 "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

     2.12  "Effective Date" shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.13 "Employee" means any employee of the Company or its Subsidiaries or Affiliates. Directors who are employed by the Company shall be considered Employees under this Plan.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.15 "Final Award" means the actual award earned during a Plan Year by a Participant, as determined by the Committee following the end of the Plan Year.

     2.16 "Participant" means an Employee who is actively participating in the Plan.

     2.17 "Plan" means the Stone & Webster, Incorporated Annual Incentive Compensation Plan, as set forth herein.

     2.18  "Plan Year" means the Company's fiscal year.

     2.19 "Retirement" shall have the meaning ascribed to such term in the Employee Retirement Plan of Stone & Webster, Incorporated and Participating Subsidiaries.

     2.20 "Subsidiary" means (a) a corporation, a majority of whose outstanding stock entitled to elect a majority of its Board of Directors is at the time owned by the party in question and/or by a subsidiary or subsidiaries of such a party, and (b) a corporation, a substantial amount of the stock of which the Company or its Subsidiaries owns or has an option to acquire.

     2.21 "Target Incentive Award" means the award to be paid to Participants when the Company meets "targeted" performance results, as established by the Committee.

ARTICLE 3.  ADMINISTRATION

     3.1 The Committee. The Plan shall initially be administered by the Compensation Committee of the Board. Subject to the terms of this Plan, the Board may appoint a successor Committee to administer the Plan. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.

     3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the size and types of Award Opportunities and Final Awards; determine the terms and conditions of Award Opportunities in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 8 herein) amend the terms and conditions of any outstanding Award Opportunity to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. Except in the case of Covered Employees, the Committee may delegate its authorities as permitted by law.

     3.3 Decisions Binding. All determinations and decisions of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all parties.

     3.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party, or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 4.  ELIGIBILITY AND PARTICIPATION

     4.1 Eligibility. All Employees shall be eligible to participate in the Plan.

     4.2 Participation. Participation in the Plan shall be determined annually by the Committee. Employees who are chosen to participate in the Plan in any given Plan Year shall be so notified in writing, and shall be apprised of the performance measure(s), performance goal(s), and related Award Opportunities for the relevant Plan Year, as soon as is practicable.

     4.3 Partial Plan Year Participation. Except as provided in Article 8 herein, an Employee who becomes eligible after the beginning of a Plan Year may participate in the Plan for that Plan Year. The Committee, in its sole discretion, retains the right to prohibit or allow participation in the initial Plan Year of eligibility for any of the aforementioned Employees.

     4.4 No Right to Participate. No Participant or other Employee shall at any time have a right to be selected for participation in the Plan for any Plan Year, despite having previously participated in the Plan.

ARTICLE 5.  AWARD DETERMINATION

     5.1  Performance Measures and Performance Goals.  Except as provided in
Article 8 herein, prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall select performance measures and shall establish performance goals for that Plan Year. Except as provided in
Article 8 herein, the performance measures may be based on any combination of corporate, divisional, and/or individual goals.

     The Committee may establish one or more performance measures which must be achieved for any Participant to receive any portion of his or her Final Award payment for that Plan Year.

     5.2 Award Opportunities. Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall establish, in writing, Award Opportunities which correspond to various levels of achievement of the preestablished performance goals. Except as provided in Article 8 herein, in the event a Participant changes job levels during a Plan Year, the Participant's Award Opportunity may be adjusted to reflect the amount of time at each job level during the Plan Year.

     5.3 Adjustment of Performance Goals and Award Opportunities. Once established, performance goals normally shall not be changed during the Plan Year. However, except as provided in Article 8 herein, if the Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals, then the Committee may approve appropriate adjustments to the performance goals (either up or down) during the Plan Year as such goals apply to the Award Opportunities of specified Participants. In addition, the Committee shall have the authority to reduce or eliminate the Final Award determinations, based upon any objective or subjective criteria it deems appropriate.

     Notwithstanding any other provision of this Plan, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the Award Opportunities and/or the performance measures or performance goals related to then-current perform-ance periods, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that subject to Article 8 herein, any such adjustment shall not be made if it would eliminate the ability of Award Opportunities held by Covered Employees to qualify for the "performance-based" exception under Code
Section 162(m).

     5.4 Final Award Determinations. At the end of each Plan Year, Final Awards shall be computed for each Participant as determined by the Committee. Subject to the terms of Article 8 herein, Final Award amounts may vary above or below the Target Incentive Award, based on the level of achievement of the preestablished corporate, divisional, and/or individual performance goals.

     5.5 Award Limit. The Committee may establish guidelines governing the maximum Final Awards that may be earned by Participants (either in the aggregate, by Employee class, or among individual Participants) in each Plan Year. The guidelines may be expressed as a percentage of Company-wide goals or financial measures, or such other measures as the Committee shall from time to time determine; provided, however, that the maximum payout with respect to a Final Award payable to any one Participant in connection with performance in any one Plan Year shall be two million dollars ($2,000,000).

     5.6 Threshold Levels of Performance. The Committee may establish minimum levels of performance goal achievement, below which no payouts of Final Awards shall be made to any Participant.

ARTICLE 6.  PAYMENT OF FINAL AWARDS

     6.1 Form and Timing of Payment. Unless a deferral election is made by a Participant pursuant to Section 6.2 herein, each Participant's Final Award shall be paid in cash, in one lump sum, within seventy-five (75) calendar days after the end of each Plan Year.

     6.2 Deferral of Final Award Payouts. The Committee may permit (or require, if necessary, to preserve full deductibility under Code Section 162(m)) a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due pursuant to his or her Final Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     6.3 Unsecured Interest. No Participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

ARTICLE 7.  TERMINATION OF EMPLOYMENT

     7.1 Termination of Employment Due to Death, Disability, or Retirement. In the event a Participant's employment is terminated by reason of death, Disability, or Retirement, the Final Award determined in accordance with Section
5.4 herein shall be reduced to reflect participation prior to termination only. The reduced award shall be determined by multiplying said Final Award by a fraction, the numerator of which is the number of days of employment in the Plan Year through the date of employment termination, and the denominator of which is three hundred sixty-five (365). In the case of a Participant's Disability, the employment termination shall be deemed to have occurred on the date that the Committee determines the definition of Disability to have been satisfied.

     The Final Award thus determined shall be paid within seventy-five (75) calendar days following the end of the Plan Year in which employment termination occurs.

     7.2 Termination of Employment for Other Reasons. In the event a Participant's employment is terminated for any reason other than death, Disability, or Retirement (of which the Committee shall be the sole judge), all of the Participant's rights to a Final Award for the Plan Year then in progress shall be forfeited. However, except in the event of an involuntary employment termination for Cause, the Committee, in its sole discretion, may pay a prorated award for the portion of the Plan Year that the Participant was employed by the Company, computed as determined by the Committee.

ARTICLE 8.  COVERED EMPLOYEES

     8.1 Applicability of Article 8. The provisions of this Article 8 shall apply only to Covered Employees. In the event of any inconsistencies between this Article 8 and the other Plan provisions as they pertain to Covered Employees, the provisions of this Article 8 shall control.

     8.2  Establishment of Award Opportunities.  Except as provided in Section
8.8 herein, Award Opportunities for Covered Employees shall be established as a function of each Covered Employee's Base Salary (as defined below). Within ninety (90) days after the beginning of each Plan Year, the Committee shall establish, in writing, various levels of Final Awards which will be paid with respect to specified levels of attainment of the preestablished performance goals. For purposes of this Article 8, "Base Salary" shall mean, as to any specific Plan Year, a Participant's regular annual salary rate as of the first day of the Plan Year. Regular salary shall not be reduced by any salary reduction contributions made to any defined contribution plan or other deferred compensation plans of the Company, but shall not include any payments under this Plan or any other bonuses, incentive pay, or special awards.

     8.3 No Partial Plan Year Participation. A Covered Employee who becomes eligible after the beginning of a Plan Year may first participate in the Plan for the succeeding Plan Year.

     8.4 Components of Award Opportunities. Each Covered Employee's Award Opportunity shall be based on: (a) the Covered Employee's Target Incentive Award; (b) the potential Final Awards corresponding to various levels of achievement of the preestablished performance goals, as established by the Committee; and (c) Company, business unit, and/or individual performance in relation to the preestablished performance goals.

     Except as provided in Section 8.8 herein, performance measures which may serve as determinants of Covered Employees' Award Opportunities shall be limited to:

          (a) Earnings per share;

          (b) Net income (before or after taxes);

          (c) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

          (d) Cash flow return on investments which equals net cash flows divided by owners equity;

          (e) Earnings before or after taxes;

          (f) Gross revenues;

          (g) Market-to-book value ratio;

          (h) Share price (including, but not limited to, growth measures and total shareholder return);

          (i) Working capital measures; and

          (j) Economic value added.

     These performance measures may be applied singly or in tandem, and may be linked to Company-wide performance, Subsidiary or Affiliate performance, business unit performance, product category performance, or any combination thereof.

     8.5  No Mid-Year Change in Award Opportunities.  Except as provided in
Section 8.8 herein, each Covered Employee's Final Award shall be based exclusively on the Award Opportunity levels established by the Committee pursuant to Section 8.2 herein.

     8.6 Nonadjustment of Performance Goals. Except as provided in Section 8.8 herein, performance goals shall not be changed following their establishment, and Covered Employees shall not receive any payout when the minimum performance goals are not met or exceeded.

     8.7  Individual Performance Evaluation and Discretionary
Adjustments. Except as provided in Section 8.8 herein, subjective evaluations of performance shall not be applied to increase Final Awards. However, the Committee shall have the discretion to decrease or eliminate the amount of the Final Award otherwise payable to a Covered Employee.

     8.8 Possible Modifications. If, on the advice of the Company's tax counsel, the Committee determines that Code Section 162(m) and the Regulations thereunder will not adversely affect the deductibility for federal income tax purposes of any amount paid under the Plan by permitting greater discretion and/or flexibility with respect to Award Opportunities granted to Covered Employees pursuant to this Article 8, then the Committee may, in its sole discretion, apply such greater discretion and/or flexibility to such Award Opportunities as is consistent with the terms of this Plan, and without regard to the restrictive provisions of this Article 8.

     Without limiting the generality of the foregoing, in the event it is determined that the Committee may make adjustments to performance goals to reflect the impact of events that are extraordinary and/or nonrecurring without precluding compliance with Code Section 162(m), such adjustments may be made. Further, in determining the degree to which performance goals have been satisfied in any year, the Committee shall disregard the impact of accounting changes made by the Financial Accounting Standards Board which become effective after the performance goals for such year have been established.

     In the event the Committee determines that compliance with Code Section 162(m) is not desired with respect to any Award Opportunities granted or to be granted under the Plan, then compliance with Code Section 162(m) will not be required (for example, if such a determination is made, the performance measures specified in Section 8.4 herein need not be the only determinants of Final Awards, and subjective discretion may be applied to increase the Final Awards of Covered Employees). In addition, in the event that changes are made to Code
Section 162(m) to permit greater flexibility with respect to any Award Opportunities under the Plan, the Committee may, subject to this Article 8, make any adjustments it deems appropriate.

ARTICLE 9.  RIGHTS OF PARTICIPANTS

     9.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment with the Company.

     9.2 Nontransferability. No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy.

ARTICLE 10.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 11.  CHANGE OF CONTROL

     In the event of a Change of Control, each Participant shall be entitled to a pro rata payment of his or her Award Opportunity for the Plan Year during which such Change of Control occurs. The Final Award deemed earned by each Participant in such year shall equal the greater of: (i) the Participant's Target Incentive Award for such year; or (ii) the estimated actual performance as of the date of the Change of Control, projected to the end of such year, as determined by the Compensation Committee. The proration applicable to Award Opportunities in the year of a Change of Control shall be determined as a function of the number of days within the Plan Year prior to the effective date of the Change of Control, in relation to three hundred sixty-five (365). Such amount shall be paid in cash to each Participant within thirty (30) days after the effective date of the Change of Control.

ARTICLE 12.  AMENDMENTS

     The Board of Directors, in its sole discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his or her beneficiary in the case of the death of the Participant), materially reduce the right of a Participant (or his or her beneficiary as the case may be) to a payment or distribution hereunder to which he or she is entitled.

ARTICLE 13.  MISCELLANEOUS

     13.1 Governing Law. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the state of Delaware.

     13.2 Withholding Taxes. The Company shall have the right to deduct from all payments under the Plan any federal, state, or local taxes required by law to be withheld with respect to such payments.

     13.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     13.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     13.5 Costs of the Plan. All costs of implementing and administering the Plan shall be borne by the Company.

     13.6 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
                                      A-12

                                                                      APPENDIX B

                         STONE & WEBSTER, INCORPORATED

                     LONG-TERM INCENTIVE COMPENSATION PLAN

                                    CONTENTS

Article 1.   Establishment, Objectives, and Duration.....................   B-2
Article 2.   Definitions.................................................   B-2
Article 3.   Administration..............................................   B-6
Article 4.   Shares Subject to the Plan and Maximum Awards...............   B-7
Article 5.   Eligibility and Participation...............................   B-8
Article 6.   Stock Options...............................................   B-8
Article 7.   Restricted Stock............................................  B-10
Article 8.   Performance Units and Performance Shares....................  B-11
Article 9.   Performance Measures........................................  B-13
Article 10.  Beneficiary Designation.....................................  B-14
Article 11.  Deferrals...................................................  B-14
Article 12.  Rights of Employees/Directors...............................  B-14
Article 13.  Change of Control...........................................  B-14
Article 14.  Amendment, Modification, and Termination....................  B-15
Article 15.  Withholding.................................................  B-16
Article 16.  Indemnification.............................................  B-16
Article 17.  Successors..................................................  B-17
Article 18.  Legal Construction..........................................  B-17

      STONE & WEBSTER, INCORPORATED LONG-TERM INCENTIVE COMPENSATION PLAN

ARTICLE 1.  ESTABLISHMENT, OBJECTIVES, AND DURATION

     1.1. Establishment of the Plan. Stone & Webster, Incorporated, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Stone & Webster, Incorporated Long-Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan is intended to replace the Company's Restricted Stock Plan and 1995 Stock Option Plan (the "Old Plans") with respect to future grants of equity-based incentive compensation. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Shares, and Performance Units.

     Subject to approval by the Company's shareholders, the Plan shall become effective as of January 1, 1998 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2. Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's shareholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. Awards generally are made in conjunction with services performed by the Participant within the previous 12 months.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

     1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after December 15, 2007.

ARTICLE 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     2.2. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Shares, or Performance Units.

     2.3. "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.4. "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.5. "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.6.  "Change of Control" of the Company shall mean:

          (a) The beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any Person of twenty percent (20%) or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following accumulations and acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition or accumulation by the Company, (iii) any acquisition or accumulation by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition or accumulation by an corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this Section 2, or (v) the beneficial ownership of twenty percent (20%) or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities by a Person if such beneficial ownership occurs solely because (x) of a change in the aggregate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities since the last date on which such Persons acquired beneficial ownership of any Outstanding Company Common Stock or Outstanding Company Voting Securities or (y) such Persons acquired such beneficial ownership in the good faith belief that such acquisition would not cause such beneficial ownership to equal or exceed twenty percent (20%) of the Outstanding Company Common Stock or Outstanding Company Voting Securities then outstanding and such Person relied in good faith in computing the percentage of its beneficial ownership on publicly filed reports or documents of the Company which are inaccurate or out-of-date; or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies by or on behalf of a Person other than the Board; or

          (c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then-outstanding shares of common stock, or the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          Notwithstanding clause (v) of subsection (a) of this Section 2.6, if any Person whose beneficial ownership is not a Change of Control due to such clause (v) does not reduce such Person's percentage of beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities to less than twenty percent (20%) by the close of business on the fifth business day after notice from the Company (the date of notice being the first day) that such Person's beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities equals or exceeds twenty percent (20%), such Person's beneficial ownership shall be a Change of Control at the end of such five (5) business day period (and such clause (v) shall no longer apply); provided, however, that if such Person asserts in writing to the Company by the end of such five (5) business day period that a reduction in such Person's percentage of beneficial ownership would subject such reduction to the operation of Section 16(b) of the Exchange Act ("Section 16(b)") the period during which the beneficial ownership of such Person must be reduced to less than twenty percent (20%) so as not to constitute a Change of Control shall be extended to the date that is the third business day immediately following the date which is the earlier
                                       B-4
     of (i) six (6) months following the receipt by such Person of the notice from the Company of beneficial ownership of twenty percent (20%) or more or
     (ii) the date upon which such reduction would no longer be subject to
     Section 16(b). For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by the Board, acting by a vote of those directors of the Company who, at such time, shall constitute the Incumbent Board.

     2.7. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.8. "Committee" means the Compensation Committee or any other committee appointed by the Board to administer Awards to Employees, as specified in
Article 3 herein. Any such Committee shall be comprised entirely of outside Directors within the meaning of Code Section 162(m) and applicable interpretative authority thereunder.

     2.9. "Company" means Stone & Webster, Incorporated, a Delaware corporation, and any successor thereto as provided in Article 17 herein.

     2.10. "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     2.11. "Director" means any individual who is a member of the Board of Directors of the Company.

     2.12. "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

     2.13. "Effective Date" shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.14. "Employee" means any employee of the Company or its Subsidiaries or Affiliates. Directors who are employed by the Company shall be considered Employees under this Plan.

     2.15. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.16. "Fair Market Value" at any date shall be the closing sale price on the principal securities exchange on which the Shares are traded on the last previous day on which a sale was reported.

     2.17. "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     2.18. "Insider" shall mean an individual who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.19. "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.20. "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

     2.21. "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.22. "Participant" means an Employee or Director who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

     2.23. "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.24. "Performance Share" means an Award granted to a Participant, as described in Article 8 herein.

     2.25. "Performance Unit" means an Award granted to a Participant, as described in Article 8 herein.

     2.26. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

     2.27. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.28. "Restricted Stock" means an Award granted to a Participant pursuant to Article 7 herein.

     2.29. "Retirement" shall have the meaning ascribed to such term in the Employee Retirement Plan of Stone & Webster, Incorporated and Participating Subsidiaries.

     2.30. "Shares" means the shares of common stock of the Company.

     2.31. "Subsidiary" means (a) a corporation a majority of whose outstanding stock entitled to elect a majority of its Board of Directors is at the time owned by the party in question and/or by a subsidiary or subsidiaries of such a party, and (b) a corporation a substantial amount of the stock of which the Company or its Subsidiaries owns or has an option to acquire.

ARTICLE 3.  ADMINISTRATION

     3.1. General. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board; provided, however, that the administration of Awards granted to Directors who are not Employees (Non-employee Directors) shall be reserved to the Board of Directors. Any provisions in this Plan regarding administration of Awards by the Committee shall be deemed to refer to the Board with respect to Awards granted to Non-Employee Directors. Any Committee administering the Plan shall be comprised entirely of "outside directors" within the meaning of Code
                                       B-6

Section 162(m) and applicable interpretive authority thereunder. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers, Employees, or Directors of the Company.

     3.2. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 3.1 herein), the Committee may delegate its authority as identified herein.

     3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1. Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be six hundred fifty thousand (650,000) Shares, plus three hundred thirty thousand, seven hundred and seventy-seven (330,777) Shares which have been previously reserved and authorized but remaining available for grant under the Old Plans as of the Effective Date. No more than three hundred thousand (300,000) Shares reserved for issuance under the Plan may be granted in the form of Restricted Shares. The Board shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. Unless and until the Board determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

          (a) Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options pursuant to any Award granted in any one fiscal year to any one Participant shall be one hundred thousand (100,000).

          (b) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be thirty-three thousand (33,000).

          (c) Performance Shares: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares granted in any one
                                       B-7
     fiscal year to any one Participant shall be equal to the value of twenty-five thousand (25,000) Shares.

          (d) Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Units granted in any one fiscal year to any one Participant shall be equal to one million dollars ($1,000,000).

     4.2. Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under
Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in
Section 4.1, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     5.1. Eligibility. Persons eligible to participate in this Plan include all Employees and Directors.

     5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.  STOCK OPTIONS

     6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. A nonqualified option to purchase 2,000 shares of Common Stock will be granted to each Non-employee Director who is initially elected or appointed to the Board of Directors after the Effective Date and prior to the expiration of the Plan, effective on the date of his or her initial election or appointment (which date shall be the date of grant for purposes hereof), and a nonqualified option to purchase 1,000 shares of Common Stock will be granted annually, effective as of the anniversary date of the Effective Date in each year after the Effective Date until the expiration of the Plan, to each person who is a Non-employee Director on each such anniversary date (which date shall be the date of grant for purposes hereof). Options may provide for the grant of replacement stock options if all or any portion of the exercise price or taxes incurred in connection with the exercise, are paid by delivery (or, in the case of payment of taxes, by withholding of shares) of other common shares of the Company.

     6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains,
                                       B-8
and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

     6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

     6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.

     6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of
(a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law.

     Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, a statement setting forth shares held in book entry form, or Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8. Termination of Employment/Directorship. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

     6.9. Nontransferability of Options.

     (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7.  RESTRICTED STOCK

     7.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

     7.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

     7.3. Transferability. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     7.4. Other Restrictions. Subject to Article 9 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (corporate, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

     The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession or maintain such records in a book entry system until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction subject to applicable securities laws.

     7.5. Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

     7.6. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

     7.7. Termination of Employment/Directorship. Each Restricted Stock Award Agreement shall set forth the extent to which the restrictions on shares awarded under such Agreement shall lapse following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however that, except in the cases of terminations connected with a Change of Control and terminations by reason of death or Disability, the lapse of restrictions on Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the termination.

ARTICLE 8.  PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1. Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     8.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or
                                      B-11
value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 8, the time period during which the performance goals must be met shall be called a "Performance Period."

     8.3. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     8.4. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 7.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     8.5. Termination of Employment/Directorship Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment or directorship of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant or his legal representative shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

     Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     8.6. Termination of Employment/Directorship for Other Reasons. In the event that a Participant's employment or directorship terminates for any reason other than those reasons set forth in Section 8.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

     8.7. Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 9.  PERFORMANCE MEASURES

     Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

          (a) Earnings per share;

          (b) Net income (before or after taxes);

          (c) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

          (d) Cash flow return on investments which equals net cash flows divided by owners equity;

          (e) Earnings before or after taxes;

          (f) Gross revenues;

          (g) Market-to-book value ratio;

          (h) Share price (including, but not limited to, growth measures and total shareholder return);

          (i) Working capital measures; and

          (j) Economic value added.

     Subject to the terms of the Plan, each of these measures shall be defined by the Committee or Board on a corporation or subsidiary or business division basis or in comparison with peer group performance, and may include or exclude specified extraordinary items, as determined by the corporation's auditors.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for
                                      B-13
the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 10.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 11.  DEFERRALS

     The Board may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12.  RIGHTS OF EMPLOYEES/DIRECTORS

     12.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     12.2. Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13.  CHANGE OF CONTROL

     13.1. Treatment of Outstanding Awards. Upon the occurrence of a Change of Control and notwithstanding the terms of the Award Agreement, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

          (a) Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

          (b) Any restriction periods and restrictions imposed on Restricted Shares which are not performance-based shall lapse;

 .
          (c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change of Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control a pro rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change of Control. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) days following the effective date of the Change of Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change of Control, and based on an assumed achievement of all relevant targeted performance goals.

     13.2. Termination, Amendment, and Modifications of Change-of-Control Provisions. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 14.3 hereof) or any Award Agreement provision, the provisions of this Article 13 may not be terminated, amended, or modified on or after the date of a Change of Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board may terminate, amend, or modify this Article 13 at any time and from time to time prior to the date of a Change of Control.

     13.3. Pooling of Interests Accounting. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change of Control is contingent on using pooling of interests accounting methodology, the Board may take any action necessary to preserve the use of pooling of interests accounting.

ARTICLE 14.  AMENDMENT, MODIFICATION, AND TERMINATION

     14.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

     14.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Board determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

     14.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 13.3 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     14.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board may, subject to this Article 14, make any adjustments it deems appropriate.

ARTICLE 15.  WITHHOLDING

     15.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     15.2. Share Withholding. With respect to withholding required upon any taxable event arising as a result of Share-based Awards granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares to satisfy their tax obligations. With respect to withholding required upon the exercise of Options or upon the lapse of restrictions on Restricted Stock, Participants may only elect to have Shares withheld having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

ARTICLE 16.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the
                                      B-16

Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17.  SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18.  LEGAL CONSTRUCTION

     18.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     18.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     18.4. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     18.5. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware.

--------------------------------------------------------------------------------
     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE BUT WITHOUT EXHIBITS, WILL BE FURNISHED UPON REQUEST WITHOUT CHARGE TO ANY PERSON WHO WAS A BENEFICIAL OWNER OF COMMON STOCK OF THE CORPORATION AS OF MARCH 16, 1998, THE RECORD DATE FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS. ALL REQUESTS SHOULD BE DIRECTED TO THE CORPORATION TO THE ATTENTION OF THE CORPORATE SECRETARY, STONE & WEBSTER, INCORPORATED, 245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210.
--------------------------------------------------------------------------------
         IN KEEPING WITH OUR CONCERN FOR THE ENVIRONMENT,

         THIS PROXY STATEMENT IS PRINTED ON RECYCLED PAPER.
(LOGO)

                                STONE & WEBSTER, INCORPORATED

LOGO
                                      245 Summer Street

                                 Boston, Massachusetts 02210

                                                                  March 31, 1998

To Participants in the Employee Investment Plan,
Employee Stock Ownership Plan (ESOP), and
Payroll-based Employee Stock Ownership
Plan (PAYSOP) of Stone & Webster, Incorporated and
Participating Subsidiaries

                                 VOTING RIGHTS

     As a participant in the Employee Investment Plan and/or the Employee Stock Ownership Plan (which includes the Payroll-based Employee Stock Ownership Plan), you may instruct Putnam Fiduciary Trust Company (Trustee under the Employee Investment Plan) and The Chase Manhattan Bank, N.A. (Trustee under the ESOP and PAYSOP) to vote the shares of Stone & Webster, Incorporated standing to your credit under the Plans at the Annual Shareholders' Meeting of the Corporation to be held May 14, 1998.

     Enclosed for your information and use are:

          1. Combined Notice and Proxy Statement.

          2. A form of Voting Instructions to Trustee card.

          3. A postage-paid, pre-addressed envelope to return your card directly to the Trustee in care of its tabulator of Voting Instructions.

     To give voting instructions, please mark and sign the enclosed Voting Instructions card and return it to the Trustees in the enclosed envelope.

     Voting rights with respect to shares in the Employee Investment Plan Trust as to which voting instructions are not given by participants will be exercised by the Trustee in accordance with the directions of the Committee under the Employee Investment Plan. With respect to shares in the Employee Stock Ownership Plan Trust, shares allocated to the accounts of participants are voted as the participants direct, and allocated shares as to which voting instructions are not given by the participants and all unallocated shares are voted in the proportions the allocated shares are directed by the participants. Allocated shares in the Payroll-based Employee Stock Ownership Plan Trust are voted as the participants direct, and allocated shares as to which voting instructions are not given by participants will not be voted.

     A copy of the Corporation's 1997 Annual Report to Shareholders has been furnished to you.

     PLEASE NOTE: THE CORPORATION HAS ALWAYS HAD AND CONTINUES TO MAINTAIN A STRICT POLICY OF PERMANENT CONFIDENTIALITY REGARDING THE VOTING INSTRUCTIONS AND VOTING OF SHARES IN THESE THREE EMPLOYEE BENEFIT PLANS. NO EMPLOYEE OF THE STONE & WEBSTER ORGANIZATION HAS ACCESS TO THE VOTING INSTRUCTIONS OF ANY PLAN PARTICIPANT, WHICH ARE AVAILABLE ONLY TO THE TRUSTEES AND THEIR INDEPENDENT VOTING INSTRUCTIONS TABULATOR. DISCLOSURE TO THE CORPORATION OR TO THIRD PARTIES IS NOT PERMITTED UNLESS REQUIRED BY LAW OR THE PARTICIPANT REQUESTS OR CONSENTS TO DISCLOSURE.

                                          Employee Benefits Committee
                                          Stone & Webster, Incorporated

                 STONE & WEBSTER EMPLOYEE INVESTMENT PLAN TRUST
              STONE & WEBSTER EMPLOYEE STOCK OWNERSHIP PLAN TRUST
       STONE & WEBSTER PAYROLL-BASED EMPLOYEE STOCK OWNERSHIP PLAN TRUST


                        VOTING INSTRUCTIONS TO TRUSTEES


  THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


To the Trustee:


     In accordance with provisions of the Employee Investment Plan, the Employee Stock Ownership Plan, and the Payroll-based Employee Stock Ownership Plan of Stone & Webster, Incorporated and Participating Subsidiaries, I hereby instruct you, Putnam Fiduciary Trust Company and The Chase Manhattan Bank, N.A., as Trustees, to vote or cause to be voted at the Annual Meeting of Shareholders of Stone & Webster, Incorporated to be held on May 14, 1998 and at any and all adjournments and postponements thereof, all shares in said Corporation standing to my credit in each of the trusts under the foregoing Plans in which I may be a participant and which I am entitled to direct the vote at such meeting as follows:


(continued and to be SIGNED on the Reverse Side)


--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

                                                                _______
                                                   Please mark |       |
                                                 your votes as |   X   |
                                                  indicated in |       |
                                                  this example |_______|



    THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 UNLESS A
                          CONTRARY CHOICE IS SPECIFIED


THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                                              WITHHOLD
                                               FOR            AUTHORITY

1.  The election of Frank J. A. Cilluffo,     [    ]         [         ]
    David N. McCammon and J. Angus McKee
    as Directors to serve until the 2001
    Annual Meeting of Shareholders.

    You may withhold authority to vote for
    any nominee by writing the nominee's
    name on the line below.


    _____________________________________      FOR     AGAINST    ABSTAIN

2.  The proposal to approve the Annual        [   ]    [     ]    [     ]
    Incentive Compensation Plan.


3.  The proposal to approve the Long-Term      FOR     AGAINST    ABSTAIN
    Incentive Compensation Plan.
                                              [   ]    [     ]    [     ]

4.  The ratification of the selection of       FOR     AGAINST    ABSTAIN
    Coopers & Lybrand L.L.P., independent
    accountants, as auditor for the           [   ]    [     ]    [     ]
    year 1998.


5. In accordance with the recommendation of management of Stone & Webster, Incorporated upon all such other matters as may properly come before the meeting.

    You may instruct the Trustees to abstain from voting or to vote against any management recommendation on such other matters by writing Abstain or Against on the line below.



    _______________________________________________

                                                                 _______
    Please mark this box if you plan to attend the meeting.     |       |
                                                                |       |
                                                                |_______|





 SIGNATURE ___________________________________________ DATE ___________ , 1998
 NOTE:  PLEASE SIGN AS NAME APPEARS HEREON.


-------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

                          STONE & WEBSTER INCORPORATED


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints H. KERNER SMITH, THOMAS L. LANGFORD and JAMES P. JONES, or any one of them, as attorneys, with full power of substitution, for and in the name of the undersigned, to vote, or withhold from voting, all shares of the undersigned in Stone & Webster, Incorporated at the Annual Meeting of its Shareholders to be held, in accordance with notice and proxy statement received, in Boston, Massachusetts, on May 14, 1998, and at any and all adjournments and postponements thereof.


                (continued and to be SIGNED on the Reverse Side)


-------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

                                                                _______
                                                   Please mark |       |
                                                 your votes as |   X   |
                                                  indicated in |       |
                                                  this example |_______|



    THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 UNLESS A
                          CONTRARY CHOICE IS SPECIFIED


THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                                              WITHHOLD
                                               FOR            AUTHORITY

1.  The election of Frank J. A. Cilluffo,     [    ]         [         ]
    David N. McCammon and J. Angus McKee
    as Directors to serve until the 2001
    Annual Meeting of Shareholders.

    You may withhold authority to vote for
    any nominee by writing the nominee's
    name on the line below.


    _____________________________________      FOR     AGAINST    ABSTAIN

2.  The proposal to approve the Annual        [   ]    [     ]    [     ]
    Incentive Compensation Plan.


3.  The proposal to approve the Long-Term      FOR     AGAINST    ABSTAIN
    Incentive Compensation Plan.
                                              [   ]    [     ]    [     ]

4.  The ratification of the selection of       FOR     AGAINST    ABSTAIN
    Coopers & Lybrand L.L.P., independent
    accountants, as auditor for the           [   ]    [     ]    [     ]
    year 1998.


5.  Upon all such other matters as may properly come before the meeting.


    _______________________________________________

                                                                 _______
    Please mark this box if you plan to attend the meeting.     |       |
                                                                |       |
                                                                |_______|





 SIGNATURE(S) _________________________________________ DATE ___________ , 1998
 NOTE:  PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN.
 WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
 PLEASE GIVE FULL TITLE AS SUCH.

 ------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *